TIFF Investment Program, Inc.
Statement of Additional Information	April 30, 2014, Revised August 1, 2014

TIP Mutual Funds

TIFF Multi-Asset Fund
TIFF Short-Term Fund

TIFF Advisory Services, Inc.
170 N. Radnor Chester Road, Suite 300
Radnor, PA 19087

Phone	610-684-8200
Fax	610-684-8210
Email	info@tiff.org
Website	www.tiff.org

This statement of additional information (“SAI”) is not a prospectus and should be read in conjunction with the TIP prospectus dated April 30, 2014, as amended and supplemented from time to time (the “prospectus”). The prospectus and the funds’ audited financial statements, including financial highlights, and the report of the independent registered accounting firm appearing in the annual report for the year ended December 31, 2013 are incorporated herein by reference. The prospectus and annual report can be obtained without charge by writing or calling TIFF Advisory Services, Inc. at the address and telephone number provided above, on TIFF’s website at www.tiff.org, or by calling 800-984-0084.

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TIFF Investment Program Statement of Additional Information
Introduction

TIFF Investment Program, Inc. (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. TIP was incorporated under Maryland law on December 23, 1993, and consists of two mutual funds at present: TIFF Multi-Asset Fund (“MAF”) and TIFF Short-Term Fund (“STF”), each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations that meet TIP’s eligibility requirements. With respect to MAF, TIFF Advisory Services, Inc. (“TAS”), advisor to the TIP funds, seeks to achieve the fund’s investment and performance objectives primarily by selecting independent money managers and other investment funds, such as exchange-traded funds, other mutual funds, and private investment funds (referred to as “acquired funds”) for such fund. In addition, TAS is responsible for allocating cash among asset classes, money managers (which may include an allocation to TAS), and acquired funds, as applicable, and monitoring the performance of the money managers and acquired funds, as well as the fund’s performance. Each money manager is responsible for the day-to-day investment decisions for that portion of MAF that is allocated to such money manager. TAS also invests in futures contracts and other derivative instruments, duration investments, and other securities and financial instruments, in accordance with MAF’s investment objective, policies, and restrictions. With respect to STF, TAS is responsible for the day-to-day management of the fund’s assets. The funds are subject to the general oversight of TIP’s Board of Directors (the “TIP Board”).

Organization of TIP

The authorized capital stock of TIP consists of 3,500,000,000 shares with $0.001 par value per share. Shares of each fund have equal voting rights. Members have one vote for each dollar of net asset value they hold. All shares issued and outstanding are fully paid and non-assessable, transferable and redeemable at net asset value at the option of the member. Shares have no preemptive or conversion rights.

The shares of TIP possess non-cumulative voting rights. This means that the holders of more than 50% of the dollar value of shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining percentage (less than 50%) of the dollar value of shares voting for the election of directors will not be able to elect any person or persons to the TIP Board. TIP’s Articles of Incorporation permit new series of shares evidencing new funds with divergent investment objectives, policies, and restrictions. Any issuances of shares of new funds, in the future, would be governed by the 1940 Act, other applicable federal securities laws, and Maryland corporate law. Neither fund shall be liable for the obligations of the other fund.

Supplemental Discussion of Fund Management and Administration

Directors and Officers of TIP.  Overall responsibility for supervision of the TIP funds rests with the TIP Board. Among the responsibilities of the TIP Board are selecting investment advisors and approving money managers for MAF; monitoring fund operations, performance and costs; reviewing contracts; nominating and selecting new directors, and electing TIP officers. The following directors and principal officers oversee the TIP funds.

TIFF Investment Program Statement of Additional Information

Independent Directors
Craig R. Carnaroli Born 1963 Director since January 2012 2 Funds overseen	Principal Occupation(s) During the Past Five Years: Executive Vice President, University of Pennsylvania.
Other Directorships: University City District; University City Science Center; Greater Philadelphia Tourism and Marketing Corp.; Philadelphia Industrial Development Corp.; Connelly Foundation, a private grant-making foundation.
Amy B. Coleman Born 1967 Director since September 2013 2 Funds overseen	Principal Occupation(s) During the Past Five Years: Vice President and Chief Financial Officer, The Kresge Foundation, a private, national foundation that works to expand opportunities in America’s cities.
Other Directorships: Foundation Financial Officers Group, the Council of Michigan Foundations, Mt. Clemens Montessori Academy, Member of the Detroit Riverfront Conservancy Audit Committee, Advisor to the UAW Retiree Medical Benefits Trust Audit Committee.
William F. McCalpin Born 1957 Director since February 2008 Board Chair since 2008 2 Funds overseen	Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Imprint Capital Advisors, LLC, an investment advisor exclusively focused on impact investing (2013 – present); Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009 – present); Chair of the Board of Trustees of The Janus Funds (2008 – present).
Other Directorships: The Janus Funds (oversees 56 portfolios), FB Heron Foundation.
N.P. “Narv” Narvekar Born 1962 Director since January 2010 2 Funds overseen	Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, Columbia Investment Management Company, which manages Columbia University’s endowment.
Other Directorships: The Chapin School.
Principal Officers*
Richard J. Flannery Born 1957 President and CEO since September 2003	Principal Occupation(s) During the Past Five Years: CEO, TIFF Advisory Services, Inc.; President and CEO, TIFF Investment Program, Inc. Directorships: TIFF Advisory Services, Inc., Mercy Investment Services, Inc., The Nelson Foundation.
Laurence H. Lebowitz Born 1960 Vice President and CIO since September 2010	Principal Occupation(s) During the Past Five Years: President/Chief Investment Officer, TIFF Advisory Services, Inc. (2010 – present). Chairman/Managing Director, HBK Capital Management (1992 – 2009). Directorships: TIFF Advisory Services, Inc.
Dawn I. Lezon Born 1965 CFO and Treasurer since January 2009 (Vice President and Assistant Treasurer, September 2006 – December 2008)	Principal Occupation(s) During the Past Five Years: Vice President/Treasurer, TIFF Advisory Services, Inc.

TIFF Investment Program Statement of Additional Information

Kelly A. Lundstrom Born 1964 Vice President since September 2006	Principal Occupation(s) During the Past Five Years: Vice President, TIFF Advisory Services, Inc.
Richelle S. Maestro Born 1957 Vice President and Chief Legal Officer since March 2006; Secretary since December 2011	Principal Occupation(s) During the Past Five Years: Vice President/General Counsel, TIFF Advisory Services, Inc.; Secretary, TIFF Advisory Services, Inc. (2011 – present).
Christian A. Szautner Born 1972 CCO since July 2008	Principal Occupation(s) During the Past Five Years: Vice President/Chief Compliance Officer, TIFF Advisory Services, Inc. (2008 – present).

*	The officers of TIP are elected annually by the TIP Board.

Share Ownership

The following table shows the dollar amount range of each director’s “beneficial ownership” of the funds’ equity securities as of December 31, 2013.

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in TIP Funds
Craig R. Carnaroli	None	None
Amy B. Coleman	None	None
William F. McCalpin	None	None
N.P. Narvekar	None	None

As of April 1, 2014, directors and officers as a group owned less than 1% of the funds’ equity securities. The mailing address of the directors and principal officers is 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087.

Board Leadership Structure and Oversight of Risk Management

The following provides an overview of the leadership structure of the TIP Board and the TIP Board’s oversight of TIP’s risk management process. The TIP Board consists of four directors, none of whom is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of TIP (each, an “independent director”). An independent director serves as chair of the TIP Board. In addition, there are three standing committees of the TIP Board, to which the TIP Board has delegated certain authority and oversight responsibilities. The function of each of the committees is described below. The audit committee is comprised of three of the four independent directors, Mr. Carnaroli, Ms. Coleman, and Mr. McCalpin. Each of the four independent directors serves on the governance committee and the investment oversight committee. The independent directors conduct a self-evaluation annually, which process is overseen by the governance committee. As part of the self-evaluation, the TIP Board’s leadership and committee structures are reviewed to determine whether such structures are appropriate to enable the TIP Board to exercise its oversight of TIP. The TIP Board believes that its current leadership and committee structures enable it to effectively oversee the management of TIP.

TIP has retained TAS as TIP’s investment advisor and State Street Bank and Trust Company (“State Street”) as TIP’s administrator and custodian. In addition, TAS provides certain additional services pursuant to a services agreement. TAS provides the TIP funds with investment advisory services, and is responsible for managing the investment program of the funds, including monitoring the performance of the funds and, for MAF, the money managers and the risks that arise from the investment strategies pursued by TAS and the money managers. State Street provides specified services necessary to the general day-to-day business activities and

TIFF Investment Program Statement of Additional Information

operations of TIP, other than investment advisory activities. As part of its duties under the services agreement, TAS provides general oversight of State Street and other vendors providing services to the funds.

Risks to TIP include, among others, investment risk, credit risk, liquidity risk, valuation risk, compliance risk, and operational risk, as well as the overall business risk relating to the funds. TAS monitors the funds and, with respect to MAF, allocates and re-allocates the fund’s assets among the money managers, taking into consideration the fund’s investment and performance objectives as well as other variables, such as the money managers’ performance, prevailing market conditions, and other factors TAS deems relevant. TAS recommends to the TIP Board additional money managers to invest MAF’s assets, in light of the capabilities of available managers and TAS’s expectations as to the way in which the investment programs and styles of the money managers will complement each other and contribute to the overall performance of MAF. In addition, TAS reviews the investment objectives, policies and restrictions applicable to the funds and recommends such changes to the TIP Board as TAS deems appropriate. In so doing, TAS considers the risks associated with each money manager’s investment strategy with respect to MAF, including liquidity constraints and potential valuation issues, as well as the policies and restrictions adopted by the fund, and allocates assets and takes other steps in an effort to adjust the risk level accordingly. While TAS is authorized to allocate and re-allocate assets among existing money managers, the TIP Board must approve the appointment of any new money managers.

In connection with each of the TIP Board’s regular meetings, the Board receives a quarterly compliance report from TIP’s Chief Compliance Officer (“CCO”) and the independent directors meet separately from TAS with their independent counsel and the CCO. During these meetings the independent directors and the CCO discuss issues related to portfolio compliance and other compliance matters. In addition, the TIP Board receives a written compliance report each quarter as well as a written annual report from the CCO regarding the effectiveness of TIP’s compliance program. The TIP Board also receives reports from TAS on the investments, portfolio positioning, strategies and characteristics, performance, liquidity, and certain valuation matters of the funds. The TIP Board receives reports from TAS regarding TIP’s primary service providers on a periodic or regular basis, including the money managers as well as TIP’s administrator and custodian. The TIP Board also requires TAS to report to the TIP Board on other matters relating to risk management on a regular and as-needed basis.

Experience of Directors.  Described below for each director are specific experiences, qualifications, attributes, or skills that support a conclusion that he or she should serve as a director of TIP in light of TIP’s business and structure. Further information about each director is set forth in the table above describing the business activities of each director during the past five years.

Mr. Carnaroli’s thirteen years’ experience as executive vice president of a large academic institution, where his responsibilities include oversight of audit, compliance, budgeting and finance, and investment functions, plus his prior experience in municipal securities at a financial services firm, give him extensive knowledge of investment and financial management matters. In addition, in his two years as an independent director of TIP, he has developed an understanding of TIP’s operations and strategies.

Ms. Coleman’s seventeen years’ experience as a financial executive of a large, national foundation, where her responsibilities include formulating financial policy and oversight of accounting, tax, insurance, budget, and treasury functions, plus her prior experience as a senior auditor at a major public accounting firm, give her extensive knowledge of investment and financial management issues.

Mr. McCalpin’s eleven years’ experience as a trustee of a large mutual fund complex, including six years as independent chair, and his current position as chief executive officer of an investment advisory firm give him an extensive understanding of regulatory, investment management, and corporate governance issues. As a consultant to foundations and as a former senior executive of a substantial private foundation, he has in-depth knowledge of issues relating to the non-profit community. In addition, his six years as an independent director and chair of the TIP Board provide him with an extensive understanding of TIP’s operations and strategies.

Mr. Narvekar’s eleven years’ experience as the head of endowment investment at a major research university, along with his prior four years’ experience as deputy head of investments at another major research univer-

TIFF Investment Program Statement of Additional Information

sity and fourteen years at a financial services firm, give him a comprehensive understanding of investment management and endowment issues. In addition, his four years as an independent director of the TIP Board provide him with an extensive understanding of TIP’s operations and strategies.

Committees.  Three of TIP’s independent directors serve on the audit committee of the TIP Board. The primary functions of the audit committee, which are set forth in its charter, are to (a) select and recommend to the TIP Board the independent auditors and review the nature and performance of audit and other services; (b) oversee TIP’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; (c) oversee the quality and objectivity of TIP’s financial statements and the independent audit thereof; and (d) act as a liaison between TIP’s independent auditor and the full TIP Board. The audit committee met twice during the fiscal year ended December 31, 2013.

Each of TIP’s independent directors serves on the governance committee of the TIP Board. The governance committee’s primary functions, which are set forth in its charter, are to (a) provide counsel to the full TIP Board with respect to the organization, function, and composition of the Board and its committees; (b) identify and recommend to the full TIP Board potential director candidates; and (c) lead the full TIP Board in an annual review of the Board and its committees. The governance committee’s responsibilities include director nominations, elections, and training; committee nominations and functions; and governance oversight. The governance committee met four times during the fiscal year ended December 31, 2013. The governance committee will consider nominees recommended by TIP members and will assess such nominees in the same manner it reviews committee nominees. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the board and to carry out the responsibilities of the directors. The directors also value diversity of background, experience and expertise in selecting nominees. The committee may use any process it deems appropriate for the purpose of evaluating candidates. The committee shall evaluate candidates’ qualifications for board membership and their independence from TAS, TIP’s money managers, and other principal service providers. Persons selected to serve as independent directors must be “disinterested” or independent in terms of both the letter and the spirit of the 1940 Act. The committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial, or family relationships with TAS, TIP’s money managers, or service providers, including TIP’s independent auditors. The committee may also consider such other factors as it may determine are relevant. Members should send nominations in writing to TIFF Investment Program, Inc., Attn: Governance Committee, 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087. Such nominations should include appropriate information on the background and qualifications of the nominee, as well as the nominee’s contact information and a written consent from the nominee to serve if the nomination is accepted and the nominee elected. Nominations will be accepted on an on-going basis and kept on file for consideration when there is a vacancy on the TIP Board.

Each of TIP’s independent directors also serves on the investment oversight committee of the TIP Board. The investment oversight committee’s primary function, which is set forth in its charter, is to oversee the investment activities of each fund. The investment oversight committee’s responsibilities include, among others, (a) reviewing investment performance of each fund at least quarterly; (b) reviewing the investment objective of each fund and the performance of TAS and the money managers at least annually; (c) reviewing the exposures and risk characteristics of each fund at least annually; (d) advising the TIP Board concerning the hiring of new money managers or material changes in allocations among existing money managers, as needed; and (e) making recommendations to the TIP Board concerning changes in benchmarks used to evaluate the performance of TAS, each money manager, and each fund, as needed. The investment oversight committee met four times during the fiscal year ended December 31, 2013.

Director Compensation.  The independent TIP Board chairperson receives an annual fee of $50,000. The remaining TIP Board members currently serve as volunteers who receive no fees or salary but are eligible for expense reimbursement and a matching charitable gift program offered by TIP.

Matching Gift Program.  Effective January 1, 2006, TIP instituted a matching gift program. TIP will match contributions made by TIP participating directors to eligible tax-exempt charitable organizations. TIP will

TIFF Investment Program Statement of Additional Information

match only the gift portion of payments to charitable organizations. Any payment for which the donor receives a specific benefit in return will be reduced by the fair market value of the benefit to determine the gift portion of the payment.

TIP will match the first $5,000 of eligible contributions by a participating director each calendar year at a rate of 2:1. TIP will match the next $10,000 of contributions by the participating director each calendar year at a rate of 1:1. Contributions by a participating director, in excess of $15,000 in a calendar year, will not be matched; the maximum aggregate match by TIP is $20,000 per calendar year for each independent director. The minimum contribution that will be matched is $25.

Code of Ethics.  Rule 17j-1 of the 1940 Act addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires TIP, its investment advisor, TAS, and its money managers to adopt codes of ethics and to report periodically to the TIP Board on issues raised under their codes of ethics. To assure compliance with these restrictions, TIP and TAS have adopted and agreed to be governed by a joint code of ethics, and the money managers have each adopted and agreed to be covered by their individual codes of ethics containing provisions reasonably necessary to prevent fraudulent, deceptive, or manipulative acts with regard to the personal securities transactions of their employees and violations of federal securities laws. The TIP and TAS joint code of ethics permits personal investing transactions by TIP and TAS directors, officers, and employees, including transactions in securities that may be purchased or held by the funds, provided that such transactions avoid conflicts of interest with TIP and comply with applicable reporting and preapproval requirements.

Information about these codes of ethics may be obtained by calling the Securities and Exchange Commission (SEC)’s Public Reference Room at 202-551-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the SEC’s website at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

Investment Advisor Conflicts of Interest.  In addition to serving as the investment advisor to TIP, TAS serves as the investment advisor to numerous privately offered investment funds (the “TAS Private Funds”). TAS also is the sole member of TIFF Endowment Asset Management, LLC (“TEAM”), which serves as the general partner and is responsible for the management and investment decisions of one privately offered investment fund (the “TEAM Private Fund” and, together with the TAS Private Funds, the “Private Funds”). The investment programs of MAF and certain of the Private Funds are intended to be similar and there will by definition be investment opportunities suitable to MAF and one or more of the Private Funds. Participation in some of those opportunities may be constrained and have to be allocated amongst MAF and the Private Funds, which constraints and allocations have the potential to create conflicts because they may result in MAF or the Private Funds receiving less than its desired amount of an investment opportunity. TAS and TEAM have implemented compliance policies and procedures designed to address these conflicts.

On behalf of MAF and the Private Funds, TAS or TEAM may, at or about the same time, purchase or sell the same or similar securities or instruments or invest with the same or similar underlying managers or in the same or similar underlying funds. Doing so has the potential to create conflicts, including those related to aggregation of orders and allocation of opportunities. TAS and TEAM have implemented compliance policies and procedures designed to address these conflicts.

The fact that TAS acts as the advisor to TIP, a registered investment company, may require MAF or the Private Funds to limit their participation in certain transactions. In particular, applicable securities laws and regulations constrain the transactions that may be entered into with any of TIP’s “affiliates,” which may include underlying funds in which funds advised by TAS or TEAM hold in the aggregate a sufficient ownership interest. Other legal and regulatory limitations, such as the inability to negotiate the terms other than price of a private fund investment or other private security, may be triggered by the joint participation in an investment opportunity by MAF and one or more of the Private Funds. Such limitations may cause MAF to forego certain investment opportunities or to participate in other investment opportunities on terms less favorable

TIFF Investment Program Statement of Additional Information

than might otherwise have been obtainable. TAS, TEAM and/or TIP, as applicable, have implemented compliance policies and procedures designed to address the above conflicts, constraints and limitations.

Proxy Voting Procedures.  The TIP Board has adopted proxy voting policies and procedures to govern the voting of proxies relating to voting securities held by the funds. The funds have delegated proxy voting responsibilities to TAS subject to the TIP Board’s general oversight. In delegating proxy responsibilities, the TIP Board has directed that proxies be voted consistent with the funds’ and their members’ best interests and in compliance with all applicable proxy voting rules and regulations. TIP has retained ISS Governance Services (“ISS”) to serve as proxy service provider and intends to vote in accordance with ISS recommendations, except in limited circumstances, including the situations outlined in the proxy voting policy attached hereto as Appendix B.

A description of the policies and procedures that TIP adopted and TAS follows to determine how to vote proxies relating to portfolio securities is also available on TIP’s website at www.tiff.org and without charge, upon request, by calling 800-984-0084. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on TIP’s website and on TIP’s Form N-PX on the SEC’s website at http://www.sec.gov.

Advisory and Service Provider Agreements

Advisory Agreements.  A discussion of the services performed by TAS pursuant to an investment advisory agreement with TIP on behalf of each fund can be found in the funds’ prospectus.

The advisory agreements may be terminated, without penalty, upon 60 days’ prior written notice by TIP’s Board or by a vote of the holders of a “majority” (as defined in the 1940 Act), of the relevant fund’s outstanding votes voting as a single “class” (as defined in the 1940 Act), or upon 60 days’ prior written notice by TAS. Each advisory agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The investment advisory agreements between the funds and TAS were most recently approved by the TIP Board for continuation on June 24 – 25, 2013.

Advisor Compensation.  As compensation for services rendered by TAS under the advisory agreements, each fund pays TAS a monthly fee calculated by applying the following annual percentage rates to such fund’s average daily net assets for the month:

	MAF	STF
On first $1billion	0.25%	0.03%
On next $1billion	0.23%	0.02%
On next $1billion	0.20%	0.01%
On remainder ($3 billion)	0.18%	0.01%

Payment of Expenses.  TAS pays all of its own expenses arising from the performance of its obligations under the advisory agreements, including the costs of office space, equipment, and personnel necessary to discharge those obligations and expenses of the officers of TIP who are officers or employees of TAS who are performing duties under the advisory agreement. Other expenses incurred in the operation of TIP are borne by the funds themselves, including, without limitation, money manager fees; brokerage commissions; interest; fees and expenses of administrators, attorneys, auditors, custodians, accounting agents, and transfer agents; taxes; fees of TAS pursuant to a Services Agreement for certain services rendered outside the scope of the advisory agreements; expenses (including clerical expenses) of the issue, sale, repurchase, or redemption of shares; expenses of registering and qualifying shares of TIP under federal and state laws and regulations; expenses of printing and distributing reports, notices, and proxy materials to existing members; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special members’ meetings; compensation of the independent chair of the TIP Board; expenses of directors of TIP who are not employees of TAS; membership dues in the Mutual Fund Directors Forum;

TIFF Investment Program Statement of Additional Information

insurance premiums; a portion of certain costs and expenses of the Chief Compliance Officer; matching gift program; and non-routine expenses such as litigation expenses. Fund expenses directly attributable to a fund are charged to that fund; other expenses are allocated proportionately between the funds in relation to the net assets of each fund.

Fund Administrator.  As TIP’s administrator, State Street assists in managing specified aspects of the general day-to-day business activities and operations of TIP, other than investment advisory activities, including custodial, transfer agency, dividend disbursing, accounting, compliance, and testing related services. In addition, State Street provides a 38a-1 Compliance Program designed to assist the funds’ Chief Compliance Officer with the information needed to comply with the requirements of Rule 38a-1 under the 1940 Act when reviewing State Street’s relevant controls and procedures.

Administration, Custody, Transfer Agency and Fund Accounting Agreements.  For core services, State Street receives a monthly fee expressed as a percentage of the average daily net assets of TIP. For non-US custody services, assistance with valuations of portfolio securities and FAS 157 services, 38a-1 Compliance Program services, and with respect to certain transactions, additional charges apply.

For the years ended December 31, 2013, 2012, and 2011, the aggregate amount of administration fees paid to State Street by each fund was as follows:

	2013	2012	2011
MAF	$5,235,900	$4,183,190	$3,623,967
STF	$106,523	$101,044	$140,533

Services Agreement.  TAS provides certain administrative and other services for TIP that are outside the scope of the advisory agreements between TIP and TAS and were in part formerly provided to TIP by other service providers. Under the Services Agreement, TAS receives 0.02% per annum of the average daily net assets for such services provided to MAF and 0.01% per annum of the average daily net assets for such services provided to STF. The services provided by TAS under the Services Agreement are separate and distinct from services provided to TIP by TAS as investment advisor and by State Street as administrator and transfer agent, and include review and oversight of legal and regulatory matters, vendors, and accounting and financial reporting.

For the years ended December 31, 2013, 2012, and 2011, the fees paid to TAS by each fund under the Services Agreement were as follows:

	2013	2012	2011
MAF	$1,100,964	$913,600	$816,636
STF	$13,527	$12,566	$17,052

Money Manager Agreements.  The agreements between TIP and the money managers that manage separate accounts on behalf of MAF (the “Money Manager Agreements”) continue in effect for successive annual periods, as long as such continuance is specifically approved at least annually by (a) the TIP Board or (b) the vote of a “majority” (as defined in the 1940 Act) of a fund’s outstanding votes voting as a single “class” (as defined in the 1940 Act), provided that in either event the continuance is also approved by at least a majority of the TIP directors who are not “interested persons” (as defined in the 1940 Act) by vote cast in person at a meeting called for the purpose of voting on such approval.

The Money Manager Agreements for AJO, LP, Amundi Smith Breeden, LLC (previously Smith Breeden Associates, Inc.), Brookfield Investment Management, Inc., Lansdowne Partners Limited Partnership, Marathon Asset Management, LLP (“Marathon-London”), Mission Value Partners, LLC, Mondrian Investment Partners Limited, Shapiro Capital Management, LLC, and Southeastern Asset Management, Inc. (“Southeastern”), were most recently approved by the TIP Board for continuation on June 24-25, 2013. The Money Manager Agreement with Glenhill Capital Advisors, LLC, effective October 1, 2013, was approved by the TIP Board on September 10, 2013, for an initial two-year term. On September 10, 2013, the TIP Board also approved a new Money Manager Agreement with Amundi Smith Breeden, LLC and an amended and restated Money

TIFF Investment Program Statement of Additional Information

Manager Agreement with Marathon-London, in addition to a revised fee schedule with Southeastern. On March 26, 2014, the TIP Board approved an amendment to the Money Manager Agreement with Marathon-London in connection with a new emerging markets investment mandate.

For the years ended December 31, 2013, 2012, and 2011, the amount of advisory fees paid to TAS and the money managers by each fund was as follows:

	2013		2012	2011
MAF	$42,160,995	*	$30,984,335	$19,395,228
STF	$40,581		$37,698	$51,157
*	Net of a voluntary fee waiver that was in effect for a portion of 2013.

As described above, TIP also pays fees to TAS pursuant to a Services Agreement for services rendered by TAS outside of the scope of those rendered by TAS as TIP’s investment advisor and reimburses TAS for a portion of certain costs and expenses of TIP’s CCO.

Exemption from Requirement that Members Approve New Money Manager Agreements.  TIP has received an order from the SEC, effective August 30, 1995, exempting each of the funds from the requirement that agreements between registered investment companies and their unaffiliated sub-advisors be approved by a vote of a majority of the outstanding voting securities of such investment companies. TIP’s Board believes that such member approval of Money Manager Agreements is not necessary for the protection of participating organizations and would needlessly encumber the funds’ operations. Pursuant to this exemption, TIP’s Board may, without the approval of members:

1.	employ a new unaffiliated money manager pursuant to the terms of a new Money Manager Agreement, either as a replacement for an existing money manager or as an additional money manager,
2.	change the terms of a Money Manager Agreement, or
3.	continue to employ an existing unaffiliated money manager where a Money Manager Agreement has been assigned because of a change in control of the money manager.

Within 60 days of engaging a new unaffiliated money manager or implementing a proposed material change in a Money Manager Agreement, written notice will be provided to members, which notice must include the information concerning the money manager that would normally be included in a proxy statement.

Manager Allocation Criteria.  In allocating assets among money managers for MAF, TAS considers the fund’s investment and performance objectives as well as other variables, such as the skill sets of the money managers and prevailing market conditions. There is no pre-specified allocation to any particular money manager and TAS has discretionary authority to alter allocations and to reallocate assets among money managers.

It is possible that not all money managers profiled in the prospectus will be employed at all times. Whether a given money manager is employed at a given time depends on factors determined by TAS to be relevant under the circumstances, which may include, among others:

1.	MAF’s size,
2.	its projected growth rate,
3.	TAS’s perception of the relative attractiveness of the money manager’s approach in light of prevailing market conditions, and
4.	the extent to which a given money manager’s investment style would complement those of the other money managers to which the fund’s assets have been allocated.

Future market conditions are not forecastable, and TIP cannot predict the amount to be allocated to each money manager over time. As a general rule, however, given the incremental custodial costs of activating a money manager’s account, it is expected that the initial allocation to each money manager managing a separate account on MAF’s behalf will be at least $5 million. A money manager receives no compensation from TIP unless it is actually managing funds for TIP.

TIFF Investment Program Statement of Additional Information

Organizations seeking to know the actual allocation of MAF’s assets across money managers at a given time can obtain this information by contacting TAS.

Termination of Money Manager Agreements.  Generally, the Money Manager Agreements may be terminated without penalty on not less than 30 days’ prior written notice by TIP’s Board or by a vote of the holders of a majority of MAF’s outstanding votes voting as a single class, or upon not less than 30 days’ prior written notice by the money manager; provided that in the case of one agreement, the notice period is 60 days. A Money Manager Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Performance-Based Fees for Money Managers

Overview.  The following discussion outlines the principles that TAS follows in negotiating money manager fees and describes the performance-based fee structure that MAF has entered into with many (but not all) of its money managers.

Optimizing versus Minimizing Expenses.  Even modest differences in a fund’s annual investment-related costs can have profound effects on a foundation’s cumulative returns. Therefore, non-profit trustees should consider carefully the costs of alternate investment vehicles. By pooling the investment assets of numerous non-profits, TIP seeks to engage cost effective service providers for such investment-related services as custody and portfolio accounting. With respect to money manager fees, which typically constitute the lion’s share of investment-related expenses, TAS believes that a strategy aimed at optimizing these outlays is potentially more profitable than a strategy aimed merely at minimizing them. For this reason, MAF makes extensive use of performance-based fees in compensating money managers for services rendered to MAF.

Some members and prospective members may be concerned that the exact percentage costs of investing through MAF cannot be known in advance as a result of the performance-based fee arrangements in place with many money managers. To assist members and prospective members in understanding TAS’s and the money managers’ fee rates, the table below shows for MAF the number of money managers (including TAS) that have performance-based fees and the number that do not. The table also shows MAF’s highest and lowest annual management fee rates during the past five calendar years and the year in which such highest and lowest fee rates were incurred by the fund. Lastly, the table shows the average of the fund’s management fee rates over such five-calendar year period. This information has been provided to illustrate the range of management fee rates that MAF has incurred during the past five calendar years. It reflects the managers to which assets were allocated from time to time during the five year period and the fee schedules that were in place at that time. Future management fee rates will depend on the fee schedule in place with each money manager from time to time, the amount of assets allocated to each money manager from time to time, the performance of each money manager that has a performance-based fee as compared to that of its benchmark, as well as general market conditions. Fees can be expected to increase when assets that have not previously been managed by an external money manager are allocated away from TAS to a new money manager.

Number of Accounts for which Managers Receive Performance-Based Fees	Number of Accounts for which Managers Do Not Receive Performance- Based Fees	Highest Management Fee Rate (year)	Lowest Management Fee Rate (year)	Average Management Fee Rate Over Last Five Calendar Year Period
9	5	0.77% (2013)	0.47% (2009)	0.61%

Note: The table above: (1) reflects only fees payable to money managers (including TAS) that directly manage a separate portion of MAF’s portfolio and includes those who receive a performance-based fee and those who do not; (2) does not include acquired funds’ management and incentive fees and operating expenses, which are reflected as a reduction in the acquired funds’ gross returns (see Fees and Expenses of the Fund in MAF’s summary in the prospectus for additional information about the fees and operating expenses of the acquired funds); (3) expresses management fee rates as a percentage of the fund’s net assets; (4) reflects current data in the “Number of Accounts”

TIFF Investment Program Statement of Additional Information

columns and includes only those managers that are managing assets pursuant to a money manager agreement that was in effect as of the date of this SAI; and (5) reflects historical data in the “Highest, Lowest and Average Management Fee Rate” columns, which data is not adjusted or restated when managers are added or terminated or when manager allocations or fees schedules change.

Link between MAF’s Objectives and Performance-Based Fee Structures.  The performance objective of MAF is to outperform a relevant market benchmark by a modest increment, net of fees. A related aim is to tie manager compensation to manager performance.

Money Manager Evaluation Criteria Seek to Discourage Undue Risk-Taking.  MAF does not employ performance-based fees as a means of inducing its money managers to perform better than they would if they received straight asset-based fees. Rather, it employs performance-based fees, among other means, in seeking to optimize members’ investment-related expenses. A money manager’s proven capacity to deliver uniform results to all accounts managed in accordance with the philosophy presented to MAF is one of the important criteria used in choosing and evaluating the performance of money managers. If the performance of MAF’s account differs materially from the performance of purportedly similar accounts managed by a money manager, TAS will normally inquire as to the reasons for the deviation.

Fulcrum Fee Structure.  TAS is mindful that no fee structure can possibly prove suitable to all money managers, even as a starting point for discussion. Because MAF accepts as members only investors who are “qualified clients,” as defined under the Investment Advisers Act of 1940, MAF is permitted to, and does, have performance fee arrangements that differ from the fulcrum fee arrangements typically used by mutual funds that do not so limit their investor base. Members and prospective members who might be familiar with the fulcrum fee arrangements typically used by other mutual funds should read carefully the following description of MAF’s performance fee arrangements, keeping in mind that these arrangements vary in certain respects from the fulcrum fee arrangements with which such readers may be familiar.

The Money Manager Agreements entailing performance-based fees based upon a “fulcrum fee” structure have certain common characteristics. These characteristics normally include (1) minimum fees (“floors”), (2) maximum fees (“caps”), and (3) fee formulas that, in the judgment of members of TIP’s Board, produce reasonable fees in relation to the margin of outperformance that a money manager must achieve to earn a given level of fees.

For fee arrangements based on these characteristics, the formula embodies some but not all of the principles of a so-called “fulcrum fee,” i.e., a fee midway between the minimum and the maximum that the manager is paid when performance of the manager’s portfolio is equal to that of an agreed upon benchmark or other measure of investment performance. In such cases, an equation is used under which the actual fees paid to a money manager are proportionately related to performance above or below the fulcrum point. The formula is designed to augment a mutually agreed-upon basic fee if the excess return (i.e., actual total return less benchmark total return) on the money manager’s portfolio exceeds a specified level and to reduce this basic fee if the excess return falls below this level. In each case, the slope of the fee line between the floor and the cap is uniform throughout.

Definition of Total Return.  “Total return,” as used here, means the change in the market value of the money manager’s portfolio, including accrued income, or the benchmark, as the case may be, over one-month measurement periods, adjusted on a time-weighted basis for any assets added to or withdrawn from the money manager’s portfolio. The total returns of portfolios or benchmarks over the rolling 12-month time periods used in computing performance-based bonuses/penalties are, therefore, the product of compounding each of the monthly returns in the applicable period. For purposes of computing the performance-based fee, a money manager’s performance is measured gross of fees except custodian transaction charges.

Manager-Specific Benchmarks.  The benchmark used in computing the money manager’s excess return is the index or other measure of performance deemed most relevant for that money manager, rather than MAF’s overall performance benchmark. This benchmark may be the same as the overall performance benchmark for MAF. However, TAS’s objective of melding money managers espousing different philosophies and employing

TIFF Investment Program Statement of Additional Information

different strategies into an integrated manager structure that is both effective and efficient generally dictates that a money manager’s benchmark be different from the fund’s benchmark.

Appropriate Fulcrum Point for a Money Manager.  The fulcrum point  —  the midpoint between the maximum and minimum fees  —  is set to establish a fee structure in which the financial incentives of the money manager are aligned with those of MAF. The fulcrum point is set at a performance level that the money manager can reasonably expect to achieve with an investment approach that entails an acceptable level of risk for the fund. TAS and TIP seek agreements in which the money manager has as much to lose as to gain if it chooses to increase the risk it takes with the fund’s account. The table below identifies money managers that provide services to MAF with performance-based fees structured with the fulcrum fee concept, the fulcrum point under the Money Manager Agreement, and the return that must be achieved by the money manager in order to earn the fulcrum fee (100 basis points equal 1.00%). See the prospectus for additional information about the money managers and their agreements.

	Fulcrum Fee	Fulcrum Fee Return[a]
AJO, LP	30 bp	200 bp
Amundi Smith Breeden, LLC[b]	48 bp	205 bp
Brookfield Investment Management Inc.	150 bp	500 bp
Marathon Asset Management, LLP	88 bp[c]	424 bp[c]
Shapiro Capital Management LLC	73 bp	325 bp
[a]	Excess return over manager’s benchmark required to receive fulcrum fee.
[b]	This Fulcrum Fee and Fulcrum Fee Return apply to the assets managed by Amundi Smith Breeden in the actively managed mandate comprised of US Treasury inflation protected securities and other instruments (the so-called “low alpha” mandate).
[c]	This Fulcrum Fee and Fulcrum Fee Return apply to the assets managed by Marathon-London in its EAFE actively managed mandate.

Reasonable Fee “Floor.”  As with all model inputs, TAS’s choice of an appropriate “floor” for a money manager is based on an analysis of both the money manager’s idiosyncratic attributes and the perceived availability of qualified alternate money managers. Having identified an appropriate minimum fee for a money manager, TAS then identifies the level of return at which the fee “bottoms out.”

Reasonable Fee “Cap.”  Having identified an appropriate floor, TAS then identifies, for a money manager, the fee “cap.” The cap and the level of excess return at which it is reached are selected in accordance with criteria that aim to reward a money manager adequately for above average performance without creating incentives for either undue risk-taking or undue risk aversion (i.e., “closet indexing” of portfolio assets to the agreed-upon benchmark).

Other Performance-Based Fee Structures.  TAS may, from time to time, recommend that TIP enter into a performance-based fee arrangement with a money manager that does not embody the concepts described above, namely a cap, a floor and a fulcrum fee. TAS may do so when it believes, under the circumstances, that it would be in the best interests of MAF to enter into such arrangements. TIP currently has four such arrangements. For these managers, the performance-based fee is determined based on the performance of the portfolio managed by the money manager relative to that of a specified benchmark or the net appreciation in the value of the portfolio during the measurement period. For these purposes, total returns are computed over rolling time periods of varying lengths, ranging from one month to three years. Fee formulas are normally expressed in basis points, where a basis point is 1/100th of one percent.

Computing and Remitting Fees.  The computation and remittance procedures that MAF employs are described immediately below. The fee schedules are generally applied to the average daily net assets in each money manager’s account for the time period in question. For purposes of computing MAF’s daily net asset values, however, performance-based fees are accrued based on investment returns achieved during the current performance fee period.

TIFF Investment Program Statement of Additional Information

With respect to performance-based fees structured with the fulcrum fee concept, for a transition period following the inception of a money manager’s account, before the money manager’s strategies are fully implemented, the money manager generally receives an asset-based fee regardless of performance. At the conclusion of the transition period, the money manager may receive additional compensation based on the performance achieved during the transition period. Thereafter, the money manager is compensated according to its performance-based fee formula with the fee for a given month based on the money manager’s performance for a defined trailing period. With respect to two of the four cases in which the performance-based fees are not structured with a fulcrum fee concept, there is also a transition period, whereby annualized performance is calculated for the 12-month, 24-month, and 36-month periods and the annual performance-based fee is determined based on the performance calculated for each such period and reduced by the performance fees previously paid. With respect to the other two cases in which the performance-based fee is not structured with a fulcrum fee concept, the performance fee is paid annually based on a calendar year measurement period, in one case, and monthly based on a calendar month measurement period, in the other case, so there is no transition period.

Portfolio Managers

Appendix C provides information about individuals who are employed by TAS who have primary responsibility for managing a fund’s portfolio, including (i) the number of accounts managed and assets under management (in addition to the TIP funds); (ii) that portion of those accounts for which TAS earns performance-based advisory fees; and (iii) compensation structure. Appendix C also provides information about the portfolio managers’ beneficial ownership of TIP shares as of December 31, 2013. Information regarding potential conflicts of interest follows immediately below.

Portfolio Manager Conflicts of Interest.  A portfolio manager’s compensation and the management of multiple accounts could create a potential conflict in the allocation of investment opportunities as well as in creating an incentive to recommend riskier investments than might otherwise have been recommended in the absence of any incentive-based compensation. In the case of MAF, the potential for a conflict of interest extends to portfolio managers in the employ of money managers managing accounts on behalf of the fund. Other accounts managed by a portfolio manager may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the relevant funds. Investment decisions for each account, including the relevant funds, are normally based on the investment objectives, policies, practices, benchmarks, cash flows, and tax and other relevant investment considerations applicable to that account. Consequently, a portfolio manager may purchase or sell securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Certain investment opportunities that may be suitable for the funds may also be suitable for the other accounts managed by a portfolio manager. Therefore, certain holdings held by the funds may also be held by the other accounts and, at times, investments may need to be allocated across the relevant accounts. This could lead to the funds or other accounts acquiring a smaller position than any of them might if there were not multiple accounts under management. However, TIP has adopted a number of compliance policies and procedures to address potential conflicts.

Because some portfolio managers receive a share in the profits of the respective money manager or are otherwise compensated based on performance, these portfolio managers may have an incentive to allocate securities preferentially to accounts for which the money manager receives higher investment advisory fees. Conflicts may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a fund is not able to take full advantage of that opportunity because it must be allocated across multiple accounts. In addition, a portfolio manager may execute a transaction for another account or accounts that may adversely affect the value of securities held by a fund. In order to address this potential conflict, the money managers have in place investment decision-making and trade allocation policies and procedures that are designed to ensure that no client is disadvantaged in the management of accounts. The ability of a portfolio manager to trade in a personal account may give rise to potential

TIFF Investment Program Statement of Additional Information

conflicts of interest. TAS and each money manager have adopted codes of ethics setting forth the procedures that must be followed if a portfolio manager is permitted to engage in personal trading.

Such codes normally require the reporting of personal transactions and holdings and pre-clearance of all or certain personal trades. Certain money managers may have soft dollar arrangements in place with broker/dealers, which may result in the client paying a higher commission than it otherwise would have. TAS requires that such managers comply with the requirements of Section 28(e) of the Securities Exchange Act of 1934 to the extent that such compliance is required by the 1940 Act and applicable SEC guidance thereunder.

Control Persons and Principal Holders of Securities

Members who hold 25 percent or more of the outstanding shares of a fund may be deemed “control persons” (as such term is defined in the 1940 Act) and may be able to take actions without the approval of other members of the fund. As of April 1, 2014, the following members held, of record, five percent or more of the outstanding shares of each fund as indicated:

Multi-Asset Fund

None

Short-Term Fund

TIFF Advisory Services, Inc., 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087	20.40%
Saint Joseph’s University, 5600 City Avenue, Philadelphia, PA 19131	8.64%
Williamsburg Community Health Foundation, 4801 Courthouse Street, Suite 200, Williamsburg, VA 23188	7.38%
The Greater New Orleans Foundation, 1055 Saint Charles Ave., Suite 100, New Orleans, LA 70130	6.91%
Saint David’s Foundation, 811 Barton Springs Road, Suite 600, Austin, TX 78704	6.23%
Robert College Foundation, 520 Eighth Avenue, Tower North, 20th Floor, New York, NY 10008	5.63%
Distribution of TIP Funds

Distributor.  The distribution agreement (the “Distribution Agreement”) between TIP and Quasar Distributors, LLC (the “distributor”), 615 East Michigan Street, Milwaukee, WI 53202, was initially approved by TIP’s Board on September 10, 2001. A new form of agreement with Quasar was approved by TIP’s Board on December 10, 2007. The distributor receives compensation in the amount of $7,000 per fund, per annum; an additional fee of $2,500 per annum for each registered representative; and additional fees for advertising review; and $2,000 per year fee for compliance support, all of which are paid by TAS. In addition, the distributor is entitled to be reimbursed for reasonable out of pocket expenses.

The Distribution Agreement had an initial term of two years and continues in effect thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the TIP Board or by a vote of a majority of the outstanding votes of the relevant fund and (ii) by a majority of the TIP directors who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement was most recently approved for continuation by the TIP Board on June 24 – 25, 2013.

TIFF Investment Program Statement of Additional Information
Supplemental Discussion of Purchases, Exchanges, and Redemptions

Purchases.  TIP reserves the right in its sole discretion to (1) suspend the offering of shares of any fund, (2) reject purchase orders when in the judgment of management such rejection is in the best interests of TIP, and (3) reduce or waive the minimum for initial investments.

In-Kind Purchases.  Fund shares are normally issued for cash only. TAS in its discretion may permit members to purchase shares “in-kind” through a transfer of readily marketable securities to a fund as payment for the shares. In-kind purchases are accepted only when the securities being acquired:

1.	are consistent with the investment objectives and policies of the acquiring fund,
2.	are acquired for investment purposes (not for resale),
3.	are not restricted as to transfer either by law or market liquidity, and
4.	can be readily valued (e.g., are listed on a recognized exchange).

Redemptions.  Each fund may suspend redemption privileges or postpone the date of payment (1) during any period that TIP is closed, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

Potential In-Kind Redemptions.  Should conditions exist which make cash payments undesirable, TIP reserves the right to honor any request for the redemption of fund shares by making payment in whole or in part in readily marketable securities. Certain acquired funds held by MAF are illiquid. If an acquired fund were to distribute securities in-kind to MAF, the fund may have difficulty disposing of such securities, which may result in the fund’s holding such securities for an extended period of time. Redemptions in-kind will be chosen by TIP and valued in the same manner as they are for purposes of computing the fund’s net asset value. If payment is made in securities, a member may incur transaction expenses in converting these securities to cash or other expenses associated with maintaining custody of such securities. TIP has elected, however, to be governed by Rule 18f-1 under the 1940 Act.

This obligates TIP to redeem shares, with respect to any one member during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund at the beginning of the period. TIP is permitted to borrow to finance such redemptions without regard to restrictions that might otherwise apply under the 1940 Act.

Exchanges.  Subject to any eligibility requirements in effect from time to time, one fund’s shares may be exchanged for shares of the other fund (provided that it is open to new and additional investments). Any such exchange will be based on the respective net asset values of the shares involved as of the date of the exchange. Before making an exchange, a member should consider the investment objectives of the fund to be purchased.

Exchange Procedures.  Exchange requests may be made either by fax or telephone and should be directed to TIFF Member Services. Telephone exchanges will be accepted only if permitted by the member’s application and the shares to be exchanged are held by the fund for the account of the member and the registrations of the two accounts are identical. With respect to MAF, the standard entry and exit fees will apply to an exchange transaction, which is treated as a redemption and a purchase. Telephone requests for exchanges received prior to the time the funds’ NAVs are calculated, normally 4:00 p.m. Eastern time (the “close of business”), will be processed as of the close of business on the same day. Requests received after the close of business will be processed on the next business day. Telephone exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the TIP Board to ensure that such exchanges do not disadvantage TIP or its members. Exchanges into a fund in which the exchanging member does not have an account will be subject to the minimum initial investment for that fund and all exchanges will be subject to the minimum subsequent purchase amount for the fund into which the exchange is made.

TIFF Investment Program Statement of Additional Information

Tax Treatment of Exchanges.  For federal income tax purposes an exchange between funds is a redemption followed by a purchase and, accordingly, a capital gain or loss may be realized. Members should consult their tax advisors for further information in this regard. The exchange privilege may be modified or terminated at any time.

Supplemental Discussion of Investment Objectives, Policies and Procedures

Multi-Asset Fund.  MAF was created in response to a need articulated by many non-profits for assistance with asset allocation. Asset allocation is critically important because the longer money is put to work the wider the gap can grow between returns on individual asset classes. For truly long-term investors, these differences between asset class returns can dwarf differences in returns attributable to manager selection, fee negotiations, or other investment-related tasks that TAS performs on behalf of TIP and its members. MAF has delegated to TAS responsibility for the time-intensive task of selecting and monitoring money managers and other service providers. MAF goes beyond this by providing governing boards with an opportunity also to delegate responsibility for the all-important task of asset allocation within the marketable investments sector.

Managed Distribution Policy.  In order to help MAF members meet their spending needs and any applicable payout requirements without having to redeem shares (and thereby incur exit fees), MAF has adopted a managed distribution policy as described in the prospectus. Restrictions on the ability to make multiple long-term capital gain distributions within a year may affect the timing of the fund’s distributions.

Short-Term Fund.  Prior to July 2004, the fund employed a different investment approach and manager than those currently employed.

Fundamental Investment Restrictions.  The funds have adopted certain fundamental investment restrictions, which cannot be changed without the approval of the holders of a “majority of the outstanding voting securities” of a fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding votes in a fund and (2) 67% or more of the votes are present at a meeting if more than 50% of the outstanding votes are present at the meeting in person or by proxy. Under these restrictions, which apply on a fund-by-fund basis, no fund may:

1.	Purchase the securities of an issuer (other than securities issued or guaranteed by the US Government, its agencies, or its instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. For purposes of this restriction, wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.
2.	Acquire short positions in the securities of a single issuer (other than the US Government, its agencies and its instrumentalities) whose value (as measured by the amounts needed to close such positions) exceeds 2% of the fund’s total assets. For purposes of this restriction, futures are not considered to be securities.
3.	Engage in borrowing except as permitted by the 1940 Act and the rules and regulations promulgated under the 1940 Act.
4.	Issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act.
5.	Make loans except that each fund may (a) engage in repurchase agreements, (b) lend portfolio securities, (c) purchase debt securities, (d) purchase commercial paper, and (e) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act.
6.	Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a fund may be deemed to be an underwriter under certain federal securities laws.

TIFF Investment Program Statement of Additional Information
7.	Purchase or sell real estate except that each fund may (a) hold and sell real estate acquired as a result of the fund’s ownership of securities or other instruments, (b) purchase or sell securities or other instruments backed by real estate or interests in real estate, and (c) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in transactions in real estate or interests in real estate.
8.	Purchase or sell physical commodities except that each fund may (a) hold and sell physical commodities acquired as a result of the fund’s ownership of securities or other instruments and (b) purchase or sell securities or other instruments backed by physical commodities. The funds may also purchase or sell options and futures contracts.

Non-Fundamental Investment Restrictions and Policies.  The funds have adopted certain non-fundamental investment restrictions and policies, which may be changed by the TIP Board without member approval.

1.	No fund may invest more than 15% of the fund’s net assets in illiquid securities (typically defined as those which cannot be sold or disposed of in the ordinary course of business within seven days for approximately the amount at which the fund has valued the securities).
2.	The following activities will not be considered to be issuing senior securities with respect to the funds: (a) collateral arrangements in connection with any type of option, futures contract, forward contract, or swap; (b) collateral arrangements in connection with initial and variation margin; or (c) a pledge, mortgage, or hypothecation of a fund’s assets to secure its borrowings.
3.	Each fund currently intends to borrow money only as a temporary measure for extraordinary or emergency purposes (not for leveraging). Each fund may also engage in reverse repurchase agreements, dollar roll transactions and collateralized securities loans that are covered with cash or liquid high-grade securities or other acceptable assets.

Percentage Limitations Applied at Time of Purchase.  The above standards and restrictions are determined immediately after and as a result of the fund’s acquisition of such security or other asset. Accordingly, except for fundamental investment restriction #3, to which this condition does not apply, any later increase or decrease in a percentage resulting from a change in values, assets, or other circumstances will not be considered when determining whether that investment complied with a fund’s investment policies and limitations.

Policy Implementation and Risks

Funds to Be Substantially Fully Invested.  Each fund intends to be substantially fully invested according to its investment objective and policies under normal market conditions.

Deployment of Cash Reserves.  Each fund is authorized to invest its cash reserves (funds awaiting investment in the securities in which it primarily invests) in money market instruments and debt securities that are at least comparable in quality to the fund’s permitted investments. In lieu of separate, direct investments in money market instruments, the fund’s cash reserves may be invested in other regulated investment companies. Alternatively, TAS may exercise investment discretion or select a money manager to exercise investment discretion over a fund’s cash reserves.

Equity Exposure.  At TAS’s discretion, the cash reserves segment of MAF may be used to create a US equity exposure, a foreign equity exposure, or a fixed income exposure of suitable duration, as the case may be, until those balances are allocated to and invested by the money managers or used for fund transactions or until otherwise determined by TAS. The desired market exposure could be created with long positions in the appropriate number of futures contracts or options on futures contracts within applicable regulatory limits, or by investing in exchange-traded funds (“ETF”s), open-end mutual funds, or other securities. Certain of the strategies implemented by MAF may require the fund to post collateral, which collateral often consists of short-term US Treasury obligations or cash. In addition, the fund often holds short-term Treasury obligations to cover all or part of the notional exposure of its futures and swaps positions. And, certain of the fund’s investments require the fund to segregate liquid assets. As a result of these strategies, it may at times appear

TIFF Investment Program Statement of Additional Information

that MAF holds a significant cash position. Such cash positions are instrumental in the fund’s ability to achieve its desired equity and other exposures, and should not be viewed simply as excess cash reserves.

Temporary Strategies.  The funds may temporarily depart from their normal investment policies  —  for example, by investing substantially in cash reserves  —  in response to adverse market, economic, political, or other conditions as well as pending allocations to a manager or another investment opportunity and to manage cash flows and anticipated redemptions. In doing so, a fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

Portfolio Turnover.  Decisions to buy and sell securities are made (i) for MAF, by the money managers with respect to the assets assigned to them and by TAS with respect to the cash reserves of MAF not allocated to money managers, or other assets managed by TAS and (ii) by TAS with respect to STF. Each money manager decides to purchase or sell securities independently of other money managers. Generally, funds will not trade in securities for short-term profits; however, circumstances may warrant that securities be sold without regard to length of time held. During 2013, MAF’s portfolio turnover rate was 105.73% versus 53.86% in 2012. The increase in the fund’s portfolio turnover rate resulted primarily from portfolio rebalancing and asset allocation decisions.

Primary Risks.  High portfolio turnover may result in greater brokerage commissions and other transaction costs, which will be borne by the funds. In addition, high portfolio turnover rates may result in increased short-term capital gains which, when distributed to private foundation members, are treated as ordinary income for excise taxation purposes.

For MAF, which uses multiple money managers, one or more money managers could be selling a security when another is purchasing the same security. In addition, when a money manager’s services are terminated or when those of a new money manager are retained, the securities held by the terminated money manager may be sold and the new money manager may significantly restructure the portfolio or need to invest the newly allocated assets. These practices may increase MAF’s portfolio turnover rates, realization of gains or losses, and brokerage commissions and other transaction costs.

Borrowing.  Each fund may borrow money temporarily from banks when:

1.	it is advantageous to do so in order to meet redemption requests,
2.	a fund fails to receive transmitted funds from a member on a timely basis,

3.  TIP’s custodian fails to complete delivery of securities sold, or

4.  a fund needs cash to facilitate the settlement of trades made by the fund.

Borrowing creates an opportunity for increased return, but at the same time it creates special risks. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could in turn adversely affect TAS’s or the money manager’s strategy. Rising interest rates could also reduce the value of a fund’s shares by increasing the fund’s interest expense.

In addition, each fund may borrow by engaging in reverse repurchase agreements or dollar roll transactions, described below. By engaging in such transactions, a fund may, in effect, borrow money.

Duration Management.  The funds invest in debt securities of varying durations. Duration is calculated based on the length of the time intervals between the present time and the time that the interest and principal payments are scheduled to be received, weighted by the present values of the cash to be received at each future point in time.

The longer the duration of a debt security, the more its price will tend to fall as prevailing interest rates rise and vice versa. For example, in a portfolio with a duration of five years, a 1% increase in interest rates could result in approximately a 5% decrease in market value. Money managers and TAS can change the weighted average duration of their holdings as interest rates move by replacing portfolio securities or using derivatives.

TIFF Investment Program Statement of Additional Information

Primary Risks.  There is no assurance that deliberate changes in a fund’s weighted average duration will enhance its return relative to more static duration policies or portfolio structures. For example, a money manager’s decision to increase the duration of its segment of MAF could reduce the fund’s return if interest rates in the economy rise following the manager’s duration-lengthening trades.

Multi-Market and Multi-Currency Investing.  Subject to certain limitations on foreign securities and foreign currency exposure defined in each money manager’s guidelines, money managers may adjust the exposure of MAF to different countries’ markets and currencies based on their perceptions of their relative valuations. In doing so, money managers will assess those factors they deem relevant, which may include:

1.	general market and economic conditions,
2.	the relative yield and anticipated direction of interest rates in particular markets, and
3.	the relationship among the currencies of various countries.

In their evaluations, money managers will use internal financial, economic, and credit analysis resources as well as information from external sources.

Money managers of MAF may hedge up to 50% of the foreign currency exposure of the fund’s assets. It is expected that adjustments to the country and currency exposures of the fund will be gradual and moderate.

Primary Risks.  There is no assurance that changes in the fund’s country and currency allocations will enhance returns relative to more static allocations or relative to allocations that resemble more closely the country and currency allocations inherent in the fund’s performance benchmark.

Foreign Currency Exposure.  TAS has studied the impact of exchange rate changes on the US dollar value of foreign securities portfolios and has concluded that the impact of such changes declines dramatically as the investment time horizon lengthens. This is especially true because global investors routinely adjust the prices they are willing to pay for shares of a given firm in response to changes in the foreign exchange value of the currencies in which its products (and costs) are denominated. For example, while a sudden 10% decline in the Japanese yen’s value in US dollar terms may produce short-term losses in the dollar value of shares of Japanese exporters, the increased competitiveness of such firms may cause global investors to mark upward such firms’ relative price-to-earnings or price-to-book value multiples, albeit with a lag.

While exchange rate movements can produce large losses over short- and even medium-term time horizons, TAS does not recommend that non-profits invest in foreign securities in pursuit of short-term gains. Further, TAS believes that exchange rate movements are essentially neutral over the longer-term time horizons that most global investors properly employ. Global trade and capital flows make it very difficult for the imbalance created by massive changes in the foreign currency exchange value to persist. Countries whose currencies plummet in value can suffer enormous hardships, as can holders of shares denominated in such currencies. However, devaluations ultimately enhance these countries’ competitiveness, thereby inducing global investors to sell shares of firms domiciled in countries with revalued currencies in order to fund purchases of shares of firms domiciled in countries with devalued ones.

Foreign Currency Hedging.  MAF may enter into forward foreign currency contracts (a “forward contract”) and may purchase and write (on a covered basis) exchange-traded or over-the-counter (“OTC”) options on currencies, foreign currency futures contracts, and options on foreign currency futures contracts. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. However, such transactions may also be used to generate income for the fund or otherwise increase its total return. Conditions in the securities, futures, options, and foreign currency markets will determine whether and under what circumstances TIP will employ any of the techniques or strategies described in this SAI. TIP’s ability to pursue certain of these strategies may be limited by applicable rules, regulations and guidance of the Commodity Futures Trading Commission (“CFTC”), the SEC, applicable options and futures exchanges, and the federal tax requirements applicable to regulated investment companies (see Tax Considerations).

TIFF Investment Program Statement of Additional Information

The funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the funds interpret the fundamental restriction to permit a fund (subject to the fund’s investment objectives and general investment policies as stated in the fund’s prospectus and this SAI) to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency, commodity and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The funds also interpret their fundamental restrictions regarding purchasing and selling physical commodities to permit a fund to invest in exchange-traded funds or other entities that invest in physical and/or financial commodities, subject to the limits described in the fund’s prospectus and this SAI.

Forward Contracts.  A forward exchange contract is an agreement to buy or sell a specific currency for another at an agreed price on a future date. Forward exchange contracts are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. MAF may use forward contracts to attempt to insulate returns from securities denominated in that currency from exchange rate fluctuations to the extent of the contract while the contract is in effect. A sale contract will be advantageous if the currency falls in value against the dollar and disadvantageous if it increases in value against the dollar. A purchase contract will be advantageous if the currency increases in value against the dollar and disadvantageous if it falls in value against the dollar.

MAF may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The fund may also enter into forward contracts that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (OTC) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared Swaps,” “Risks of Cleared Swaps,” “New Swaps Regulation,” and “Risks of Potential Regulation of Swaps and Other Derivatives.” Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict a fund’s ability to use these instruments in the manner described above or subject the adviser to CFTC registration and regulation as a “commodity pool operator” (“CPO”).

MAF may use forward contracts to insulate existing security positions (“position hedges”) or proposed transactions (“transaction hedges”). For example, to establish a position hedge, a forward currency contract might be sold to protect the gain from a decline in the value of that currency against the dollar. To establish a transaction hedge, a foreign currency might be purchased on a forward basis to protect against an anticipated increase in the value of that currency against the dollar. MAF may also purchase and sell forward contracts for efficient portfolio management purposes or to generate income when the money manager anticipates that the foreign currency will appreciate or depreciate in value. When MAF enters into a forward currency contract, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the fund’s obligation (market value) on settlement date.

Primary Risks.  The success of currency hedging depends on the money manager’s ability to predict exchange rate fluctuations. Predicting such fluctuations is extremely difficult, and thus the successful execution of a

TIFF Investment Program Statement of Additional Information

hedging or other strategy is highly uncertain. An incorrect prediction will hurt fund performance. Forward contracts that are intended to protect against anticipated losses or to generate income may have the corresponding effect of canceling possible gains if the currency movement prediction is incorrect. In addition, MAF is not obligated to engage actively in hedging transactions. For example, MAF may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Precise matching of forward contract amounts and the value of portfolio securities is often not possible because the market value of the protected securities will fluctuate while forward contracts are in effect. Adjustment transactions are theoretically possible but time consuming and expensive, so forward contract positions are likely to be approximate, not perfect, hedges.

The cost to a fund of engaging in forward contracts varies with factors such as the foreign currency involved, the length of the contract period, and prevailing market conditions, including general market expectations as to the direction of various foreign currency movements against the US dollar. Furthermore, neither TAS nor the money managers may be able to purchase forward contracts with respect to all of the foreign currencies in which the fund’s portfolio securities may be denominated. In that case, the correlation between exchange rates and the portfolio’s foreign currency exposure may not be precise. Moreover, if the forward contract is an OTC transaction, as is usually the case, the fund will be exposed to the credit risk of its counterparty. In addition, there can be no guarantee that MAF will be able to enter into a closing transaction at a price and time that TAS or the applicable money manager believes is the most advantageous.

If, on the other hand, MAF enters into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange, which may impose significant restrictions on the purchase, sale, or trading of such contracts, including the imposition of limits on price movements. Such limits may significantly affect the ability to trade such a contract or otherwise close out the position and could create potentially significant discrepancies between the cash and market value of the position in the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that in general yield high rates of return may thus tend to reduce that rate of return toward the rate of return that would be earned on assets denominated in US dollars.

Short and Long/Short Strategies.  In TAS’s view, certain securities markets are highly efficient in terms of valuation and are becoming more so at a rapid rate due to the combined impact of falling computing costs, globalization of financial markets and regulatory changes. With so many powerful computers and skilled professionals attempting to exploit valuation anomalies, it is becoming increasingly difficult to outperform market averages.

Long versus Short Positions.  The rationale for using short strategies is simply stated: if you believe that skilled active managers can identify securities that are likely to outperform market averages (i.e., they are undervalued), then it is also logical to assume that skilled active managers can identify securities that are likely to underperform market averages (i.e., they are overvalued issues). In an increasingly efficient market, “short” sale techniques are appealing because they exploit a structural inefficiency in capital markets: the tendency of most investors to focus on the identification of undervalued, as distinct from overvalued, securities. When a fund enters into a short sale, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the market value of the securities sold short.

MAF may employ so-called long/short investment strategies, which entail the construction of a portfolio comprising long positions in stocks or other securities that the money manager perceives as undervalued, offset by an equivalent dollar amount of short positions in stocks or other securities that the money manager perceives as overvalued. Because the long and short positions offset or neutralize each other, long/short strategies are sometimes referred to as “market neutral” strategies. Long/short strategies are also used to establish “breakeven inflation positions.”

Primary Risks.  Risks of investing in short strategies are markedly different from those associated with long positions. MAF will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The potential loss from

TIFF Investment Program Statement of Additional Information

a short sale is theoretically unlimited. To control the risk of such strategies, the current value of the security sold short in a single issuer (other than the US Government, its agencies, and its instrumentalities) may not represent more than 2% of the fund’s total assets. Short positions in derivative instruments, including futures contracts, are not considered to be short positions for the purpose of this limitation.

Securities Lending.  Through its custodial bank and subject to strict guidelines, TIP is authorized to lend the securities held in all of its funds. If a fund were to engage in securities lending, it would be necessary for TIP to enter into a securities lending agreement and implement procedures designed to ensure compliance with applicable requirements.

Dollar Roll Transactions.  Dollar roll transactions involve a simultaneous sale by the fund of mortgage-backed securities that it holds with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The fund receives a fee from the counterparty as consideration for entering into the commitment to repurchase. Dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the fund agrees to buy a security on a future date. A fund will not use such transactions for leverage purposes. When a fund enters into a dollar roll transaction, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) to repurchase the securities.

Dollar rolls are similar to reverse repurchase agreements (described below) because they involve the sale of a security coupled with an agreement to repurchase. Like borrowings, a dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, it forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the fund, thereby effectively charging the fund interest on its borrowing. Further, although the fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the fund’s entry into the dollar roll.

Primary Risks.  Dollar rolls involve potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the fund is able to repurchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since the counterparty is not required to deliver an identical security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than the security initially sold. Finally, there can be no assurance that a fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Repurchase and Reverse Repurchase Agreements.  In a repurchase agreement, a fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. In transactions that are considered to be “collateralized fully,” the securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the repurchase price thereof, including accrued interest. Certain transactions are not considered to be collateralized fully either because the value of the

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securities received from the counterparty is less than the repurchase price thereof or the fund elects to use the securities received for another purpose and therefore does not maintain a perfected security interest in the securities.

In a reverse repurchase agreement, a fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings. When a fund enters into a reverse repurchase agreement, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) to repurchase the securities, including accrued interest.

In addition, repurchase and reverse repurchase agreements may also involve the securities of certain foreign governments in which there is an active repurchase market. TAS and the money managers expect that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organization for Economic Cooperation and Development (“OECD”). Transactions in foreign repurchase and reverse repurchase agreements may involve additional risk.

Primary Risks.  If the counterparty defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a fund may incur a loss upon their disposition. In addition, although the Bankruptcy Code provides protection for most repurchase agreements (generally, those that are collateralized fully), in the event that the other party to a repurchase agreement becomes bankrupt, the fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert this right. In addition, to the extent that the value of the securities received from the counterparty on a repurchase transaction is less than the repurchase price, the fund may suffer a loss of that amount in the event of the bankruptcy of the counterparty. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying securities.

Equity Securities.  Equities are ownership interests possessed by shareholders in a corporation, commonly referred to as “stocks.”

General Risks of Equity Securities.  There is a risk that common stock prices will decline over short or extended periods. Both the US and foreign stock markets tend to be cyclical with periods when stock prices generally rise and periods when prices generally decline.

Warrants.  Warrants are instruments that give the holder the right to purchase the issuer’s securities at a stated price during a stated term.

Primary Risks.  Warrants involve a risk of loss of the warrant purchase price if the market price of the securities subject to the warrants does not exceed the price paid for the warrants plus the exercise price of the warrants.

Foreign Equities.  Foreign equities include shares denominated in currencies other than the US dollar, including any single currency or multi-currency units, as well as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). ADRs typically are issued by a US bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, which evidence ownership of either foreign or domestic underlying securities. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.

Foreign financial markets generally have substantially less volume than US markets, and securities of foreign companies may be less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets settlements have sometimes been unable to keep pace with the volume of transactions, making it difficult to conclude such transactions.

TIFF Investment Program Statement of Additional Information

Under certain adverse conditions, MAF may restrict the financial markets or currencies in which its assets are invested, and it may invest its assets solely in one financial market or in obligations denominated in one currency.

Primary Risks of Foreign Equities Generally.  Like domestic stocks, foreign equities entail stock market risk. In addition, in certain foreign countries there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect an investment. There may be less publicly available information regarding operations and financial results, and foreign entities may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those of US entities. A fund could encounter difficulties in obtaining or enforcing a judgment against the issuer in certain foreign countries. In addition, certain foreign investments may be subject to foreign withholding or other taxes, although the fund will seek to minimize such withholding taxes whenever practical.

Risks Associated with Currency Exchange Rate Changes.  Changes in foreign currency exchange rates may affect the value of MAF’s investments. While MAF may hedge its assets against foreign currency risk, there can be no assurance that currency values will change as predicted, and the fund may suffer losses as a result of such hedging.

Emerging Markets Equities.  Emerging markets countries (examples of emerging market countries include, but are not limited to, Brazil, Korea, Mexico) are generally considered to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. A company may be deemed to be in an emerging market country if (1) it is organized or has a principal office in an emerging market country, (2) its stock is traded on an exchange in an emerging market country, (3) most of its assets are in emerging markets, or (4) most of its revenues are from emerging markets countries.

Primary Risks of Emerging Markets Equities.  In addition to the risks of foreign equities as set forth above, stock prices in emerging markets can be significantly more volatile than in developed nations, reflecting the greater uncertainties of investing in less established economies, in that the countries may:

1.	have relatively unstable governments, raising the risk of sudden adverse government action and even nationalization of businesses,
2.	place restrictions on foreign ownership or prohibitions on repatriation of assets, or
3.	provide relatively less protection of property rights.

In addition, their economies:

1.	may be based predominantly on one or a few industries,
2.	may be highly vulnerable to changes in local or global trade conditions, and
3.	may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Settlement and dividend collection procedures may be less reliable. These securities may have limited marketability and may be subject to more abrupt or erratic price movements.

Participation Notes.  MAF may invest a portion of its assets in Participation notes (“P-notes”). P-notes generally are issued by banks or broker-dealers and are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. The return on a P-note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-note typically does not receive voting rights as it would if it directly owned the underlying security. P-notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subjects the fund to counterparty risk, as discussed below.

TIFF Investment Program Statement of Additional Information

Primary Risks of Participation Notes.  Investments in P-notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-note, the fund is relying on the creditworthiness of the counterparty issuing the P-note and has no rights under a P-note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the fund would lose its investment. The risk that the fund may lose its investment due to the insolvency of a counterparty may be amplified because the fund intends to purchase P-notes issued by as few as one issuer.

P-notes also include transaction costs in addition to those applicable to a direct investment in Indian securities. The Securities and Exchange Board of India (“SEBI”) also prescribes certain conditions and eligibility criteria for the fund to deal in offshore derivative instruments (including P-notes). Failure by the fund to meet the prescribed eligibility criteria regulations could adversely impact the ability of the fund to subscribe to P-notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-notes are traded may be less liquid than the markets for other securities, or may be completely illiquid, which may lead to the absence of readily available market quotations for securities in the fund’s portfolio and which also may lead to delays in the redemption of shares. In such circumstances, the ability of the fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it nevertheless may be more difficult for the fund to assign accurately a daily value to such securities.

Debt Securities.  The characteristics and primary risks of the debt securities in which the funds may invest are described below.

Primary Risks of Debt Securities Generally.  Debt securities entail interest rate, prepayment, extension, credit, event and liquidity risks.

Interest Rate Risk.  Interest rate risk is the risk of fluctuations in bond prices due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. For a given change in interest rates, longer maturity bonds fluctuate more in price than shorter maturity bonds. To compensate investors for these larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds, other factors (including credit quality) being equal. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. The portion of MAF normally invested in bonds has tended to have an intermediate term average weighted maturity.

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations, and supply and demand. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. Also, certain segments of the fixed income markets, such as high quality bonds, tend to more sensitive to interest rate changes than other segments, such as lower-quality bonds. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer maturities.

Changes in government monetary policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates.

Prepayment Risk.  Prepayment risk is the possibility that, during periods of declining interest rates, higher-yielding securities with optional prepayment rights, including collateralized mortgage obligations and other mortgage-backed securities, will be repaid before scheduled maturity, and a fund will be forced to reinvest

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the unanticipated payments at lower interest rates. Debt obligations that can be prepaid (including most mortgage-backed securities) will not rise as much in market value as other bonds when interest rates fall. In addition, to the extent that mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of the holder’s principal investment to the extent of the premium paid. On the other hand, if the mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled payment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Extension Risk.  Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) longer than expected. If interest rates rise, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security, which could, in turn, cause the security’s value to fluctuate more widely in response to changes in interest rates than a security with a shorter expected maturity. Fluctuations in the value of such securities could also cause the value of the fund’s shares to fluctuate. Under these circumstances, the value of the obligation will decrease and the fund will suffer from an inability to invest in higher yielding securities.

Credit Risk.  Credit risk is the risk that an issuer of securities will be unable to make payments of interest or principal when due. The credit risk assumed by a fund is a function of the credit quality of its underlying securities.

Event Risk.  Event risk is the risk that corporate debt securities may suffer a substantial decline in credit quality and market value due to a corporate restructuring. Corporate restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, are often financed by a significant increase in corporate debt. As a result of the added debt burden, the credit quality and market value of a firm’s existing debt securities may decline significantly. While event risk may be high for certain securities held by MAF, event risk for MAF in the aggregate is low because of the number of issues held by MAF.

Liquidity Risk.  Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer’s financial condition), a fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. Additionally, the market for certain debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. An increase in interest rates due to the potential tapering of the Federal Reserve Board’s quantitative easing program and other similar central bank actions, coupled with a reduction in dealer market-making capacity, may decrease liquidity and increase volatility in the fixed income markets.

Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases; for example, when an asset class or classes fall out of favor and investors sell their holdings in such classes, either directly or indirectly through investment funds, such as mutual funds.

A fund may also need to sell some of the fund’s more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security’s market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for

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the fund to obtain market quotations based on actual trades for purposes of valuing the fund’s portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices.

To the extent that a fund’s principal investment strategies involve foreign (non-US) securities or securities with a thin trading market, the fund will tend to have greater exposure to liquidity risk.

Bank Obligations.  Each fund may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers’ acceptances, bank notes, deposit notes, Eurodollar time deposits, Eurodollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts.

1.	Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.
2.	Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution.
3.	Variable rate certificates of deposit are certificates of deposit on which the interest rate is adjusted periodically prior to the stated maturity based upon a specified market rate.
4.	A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods).

General economic conditions play an important part in the operations of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Time deposits that may be held by the funds may not benefit from insurance from the Deposit Insurance Fund administered by the Federal Deposit Insurance Corporation.

Foreign Bank Obligations.  Obligations of foreign banks involve somewhat different investment risks than obligations of US banks. Their liquidity could be impaired because of future political and economic developments; they may be less marketable than comparable obligations of US banks; a foreign jurisdiction might impose withholding taxes on interest income payable on these obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations; the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks; or the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to US banks. Foreign banks generally are not subject to examination by any US Government agency or instrumentality. Also, commercial banks located in some foreign countries combine commercial banking and diversified securities activities, thus increasing the risks of their operations.

Corporate Debt Securities.  Corporate debt securities of domestic and foreign issuers include corporate bonds, debentures, notes, commercial paper, medium-term notes, variable rate notes, and other similar corporate debt instruments. Securities that are rated at least “BBB” by S&P or “Baa” by Moody’s are generally described as investment-grade obligations.

Index Notes, Currency Exchange-Related Securities and Similar Securities.  MAF may purchase notes whose principal amount and interest payments may vary in response to the change (if any) in specified exchange rates, commodities prices, or stock index levels. Currency-indexed obligations are securities whose purchase price and interest and principal payments are denominated in a foreign currency. The amount of principal payable by the issuer at maturity varies according to the change (if any) in the exchange rate between two specified currencies during the period from the instrument’s issuance date to its maturity date. MAF may hedge the currency in which the obligation is denominated (or effect cross-hedges against other currencies) against a decline in the US dollar value of the investment. MAF may also purchase principal exchange rate-linked securities and performance-indexed commercial paper.

TIFF Investment Program Statement of Additional Information

Commodity-Linked Notes.  MAF may invest in commodity-linked notes, which are debt instruments that have characteristics of a debt security and of a commodity-linked derivative. Commodity-linked notes generally have principal payments that are linked to the value of commodities or a commodities index, and coupon payments linked to a market-based interest rate, such as the London Interbank Offered Rate (LIBOR). Because the values of commodity-linked notes rise or fall in response to changes in the underlying commodities or commodities index, commodity-linked notes generally expose the fund economically to movements in commodity prices.

Commodity-linked notes are subject to various risks, such as counterparty risk, credit risk, market risk and interest rate risk. In addition, commodity-linked notes may be leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodities or commodities index. At the maturity of the commodity-linked note, the fund may receive more or less principal than it originally invested. In addition, a liquid secondary market may not exist for the commodity-linked notes in which the fund invests, which may make it difficult for the fund to sell the notes at an acceptable price or to accurately value the notes. The values of the commodity-linked notes the fund buys may be affected by the performance of commodities and commodities indices, as well as weather and natural disasters, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism.

Leveraging Risk.  The funds or the acquired funds in which the funds invest are permitted to engage in certain transactions that may give rise to a form of leverage. Such transactions may include, among others, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transactions. Leverage, including borrowing, may cause a fund to be more volatile than if a fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s securities. The use of certain derivatives may also create leveraging risk. To limit such leveraging risk, the funds observe asset segregation requirements, when applicable, to cover their obligations with respect to derivative instruments.

Other Foreign Currency Exchange-Related Securities.  Securities may be denominated in the currency of one nation although issued by a governmental entity, corporation, or financial institution of another nation. For example, a fund may invest in a British pound-denominated obligation issued by a US corporation.

Primary Risks.  Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated. A fund’s decision to invest in any foreign currency exchange-related securities is based on the same general criteria applicable to debt securities, including the fund’s minimum ratings and investment quality criteria, with the additional element of foreign currency exchange rate exposure added to TAS’s or the money manager’s analysis of interest rates, issuer risk and other factors.

Foreign Government and International and Supranational Agency Debt Securities.  Obligations of foreign governmental entities include those issued or guaranteed by foreign governmental entities with taxing powers and those issued or guaranteed by international or supranational entities. These obligations may or may not be supported by the full faith and credit of a foreign government or several foreign governments. Examples of international and supranational entities include, but are not limited to, the International Bank for Reconstruction and Development (“World Bank”), the European Steel and Coal Community, the Asian Development Bank, the European Bank for Reconstruction and Development and the Inter-American Development Bank. The governmental shareholders usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Foreign government and sovereign debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely

TIFF Investment Program Statement of Additional Information

manner may be affected by, among other factors, its cash flow situation, the extent of its non-US reserves, the availability of sufficient non-US exchange on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the fund may collect in whole or in part on debt subject to default by a government.

Loan Participations.  A loan participation is an interest in a loan to a US corporation (the “corporate borrower”) which is administered and sold by an intermediary bank. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the fund derives its rights from the intermediary bank which sold the loan participation. Such loans must be to issuers in whose obligations a fund may invest.

Primary Risks.  Because the bank issuing a loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for a fund to assert its rights against the underlying corporate borrower through the issuing bank, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the fund could be subject to delays, expenses and risks which are greater than those which would have been involved if the fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by a borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation interests is limited, and any such participation purchased by a fund will be treated as illiquid until the TIP Board or valuation committee determines that a liquid market exists for such participations. Loan participations will be valued at their fair market value as determined by procedures approved by the TIP Board.

Lower-Rated Debt Securities.  Each fund may own debt securities of all grades, including both rated and unrated securities, provided however that not more than 5% of STF or 20% of MAF may be invested in debt securities that are rated below investment grade or, if unrated, determined to be of comparable quality. TAS or the money managers of MAF will be obligated to liquidate, in a prudent and orderly manner, debt securities whose ratings fall below investment grade if the result of such downgrades is that these limitations are exceeded. “Investment grade” means a rating of:

1.	for securities, “BBB” or better by S&P, “Baa” or better by Moody’s, or “BBB” or better by Fitch,
2.	for bank obligations, “B” or better by Thomson Bankwatch,
3.	for commercial paper, “A-1” or better by S&P or “Prime-1” or better by Moody’s,
4.	for foreign bank obligations, similar ratings by IBCA Ltd., or
5.	if unrated, determined by the money manager to be of comparable quality.

See Appendix A for a description of security ratings.

Primary Risks.  Below investment grade securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, may be less liquid than securities in the higher rating categories, and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. The market value of lower-rated debt securities tends to reflect individual corporate developments

TIFF Investment Program Statement of Additional Information

to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated debt securities also tend to be more sensitive to general economic conditions than are higher-rated debt securities.

Economic downturns have disrupted in the past, and could disrupt in the future, the high yield market and have impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or a period of rising interest rates, below investment grade issues may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time, and during periods of economic uncertainty the volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a fund to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities also may involve special registration responsibilities, liabilities and costs. Prices for below investment grade securities may also be affected by legislative and regulatory developments.

Mortgage-Backed Securities.  Mortgage-backed securities are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, “pools” of residential or commercial mortgage loans (the “underlying assets”). The two most common forms are:

1.	Mortgage pass-throughs, which represent ownership interests in the underlying assets. Principal repayments and interest on the underlying assets are distributed monthly to holders.
2.	Collateralized mortgage obligations (CMOs), which represent debt obligations secured by the underlying assets.

Certain mortgage-backed securities represent an undivided fractional interest in the entirety of the underlying assets (or in a substantial portion of the underlying assets, with additional interests junior to that of the mortgage-backed security) and thus have payment terms that closely resemble the payment terms of the underlying assets.

In addition, many mortgage-backed securities are issued in multiple classes. Each class, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying assets may cause the securities to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes on a periodic basis, typically monthly or quarterly. The principal of and interest on the underlying assets may be allocated among the several classes in many different ways. In a relatively common structure, payments of principal (including prepayments) on the underlying assets are applied to the classes in the order of their respective stated maturities so that no payment of principal will be made on any class until all other classes having an earlier stated maturity have been paid in full.

Mortgage-backed securities are typically backed by a pool of underlying assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, usually by the entity administering the underlying assets, to ensure that the receipt of payments on the underlying assets occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various

TIFF Investment Program Statement of Additional Information

means of structuring the transaction, or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Governmental, government-related, and private entities may create new types of mortgage-backed securities offering asset pass-through and asset-collateralized investments in addition to those described above. As such new types of mortgage-related securities are developed and offered to investors, each fund will, consistent with its investment objectives, policies and quality standards, consider whether such investments are appropriate.

The duration of a mortgage-backed security, for purposes of a fund’s average duration restrictions, is computed based upon the expected average life of that security.

Primary Risks.  Prepayments on mortgage-backed securities usually increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. In addition, the obligors of the underlying assets may default on their payments, creating delays or loss of principal.

IOs and POs.  Some mortgage securities referred to as stripped mortgage securities are divided into classes which receive different proportions of the principal and interest payments or, in some cases, only payments of principal or interest (but not both). Other mortgage securities referred to as net interest margin (NIM) securities give the investor the right to receive any excess interest earned on a pool of mortgage loans remaining after all classes and service providers have been paid in full. Stripped mortgage securities may be issued by government or private entities. Stripped mortgage securities issued or guaranteed by agencies or instrumentalities of the US government are typically more liquid than privately issued stripped mortgage-backed securities.

Stripped mortgage securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. In most cases, one class receives all of the interest (the interest-only or “IO” class), while the other class receives all of the principal (the principal-only or “PO” class).

The return on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on any IO class held by a fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody’s, respectively.

NIM securities represent a right to receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped mortgage securities, the return on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Stripped mortgage securities and NIM securities tend to exhibit greater market volatility in response to changes in interest rates than other types of mortgage securities and are purchased and sold by institutional investors, such as a fund, through investment banking firms acting as brokers or dealers. Some of these securities may be deemed “illiquid” and therefore subject to a fund’s limitation on investment in illiquid securities and the risks associated with illiquidity.

Non-Mortgage Asset-Backed Securities.  Non-mortgage asset-backed securities are debt securities which represent ownership interests in various forms of consumer credit receivables.

TIFF Investment Program Statement of Additional Information

Primary Risks.  Non-mortgage asset-backed securities involve certain risks not present in mortgage-backed securities. Most importantly, these securities may not have the benefit of a security interest in underlying assets. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical debt issue, and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Municipal Debt Securities.  Municipal debt securities may include such instruments as tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Municipal notes are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts, or bond sales. The funds may invest in municipal debt securities.

Securities Denominated in Multi-National Currency Units or More than One Currency.  Multi-national currency unit securities are tied to currencies of more than one nation, including securities denominated in the currency of one nation but issued by a governmental entity, corporation, or financial institution of another nation.

US Treasury and US Government Agency Securities.  US Government securities include instruments issued by the US Treasury, including bills, notes, and bonds. These instruments are direct obligations of the US Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, maturities, and issuance dates. Other US Government securities include securities issued by instrumentalities of the US Government, such as Ginnie Mae, which are also backed by the full faith and credit of the United States. US Government agency securities are instruments issued by instrumentalities established or sponsored by the US Government, such as Fannie Mae and Freddie Mac. While these securities are issued, in general, under the authority of an act of Congress, the US Government is not obligated to provide financial support to the issuing instrumentalities. Any downgrade of the credit rating of the securities issued by the US government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. Also, the US Treasury entered into a Senior Preferred Stock Purchase Agreement imposing various covenants that severely limit each enterprise’s operations.

Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations associated with its mortgage-backed securities. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac will involve a risk of non-payment of principal and interest.

Variable Amount Master Demand Notes.  Variable amount master demand notes permit the investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a fund (as lender) and the borrower. These notes are not transferable, nor are they rated ordinarily by either Moody’s or S&P’s.

Zero Coupon Securities and Custodial Receipts.  In addition to securities issued directly by the US Treasury, zero coupon securities include US Treasury bonds or notes whose unmatured interest coupons and receipts for their principal have been separated by their holder, typically a custodian bank or investment brokerage

TIFF Investment Program Statement of Additional Information

firm. Once “stripped” or separated, the principal and coupons are sold separately. The principal, or “corpus,” is sold at a deep discount because the buyer receives only the right to receive a future fixed payment and does not receive any rights to periodic interest payments. The coupons may be sold separately or grouped with other coupons with like maturity dates and sold in a bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names. The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsels to the underwriters have issued the opinion that, for federal tax and securities law purposes, purchasers of such certificates will most likely be deemed the beneficial holders of the underlying US Treasury securities.

The US Treasury has facilitated transfer of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). Under the STRIPS program, a purchaser’s beneficial ownership of zero coupon securities is recorded directly in the book-entry recordkeeping system in lieu of holding certificates or other evidences of ownership of the underlying US Treasury securities.

Primary Risks.  Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.

Inflation-Linked Securities.  Inflation-linked bonds, such as the US Treasury Department’s Treasury Inflation Protected Securities (“TIPS”), are linked to the inflation rate in the market of issuance. TIPS were first issued in 1997 and have been issued with maturities of 5, 10, and 30 years. The principal amount (payable at maturity) adjusts upward or downward every six months according to changes in the Consumer Price Index for Urban Consumers. The semi-annual interest payments are calculated as a fixed percentage of the inflation-adjusted principal amount. In addition to the US, other countries such as Australia, Canada, New Zealand, Sweden, and the United Kingdom issue inflation-linked bonds with features similar or identical to those of TIPS.

Primary Risks.  In the event of deflation, the principal value of inflation-linked bonds may be adjusted downward, and as a result the interest payable on these securities (calculated with respect to a smaller principal amount) may be reduced. Repayment of at least the original face amount of principal upon maturity is guaranteed in the case of TIPS, even during a period of deflation, but may not be guaranteed by other issuers. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The current market value of the bonds is not guaranteed and will fluctuate. Like a traditional bond, the value of a TIPS bond will generally fall as interest rates rise. Therefore, the performance of TIPS in a portfolio can be impacted by both changes in interest rates and inflation/deflation.

The TIPS market is smaller than that of US Treasury securities that are not inflation-linked, and as a result TIPS may be less liquid than other US Treasury securities. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a fund may be forced to liquidate positions when it would not be advantageous to do so. There is no guarantee that the US Treasury will continue to issue TIPS, which may affect the liquidity and price of outstanding issues. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the actual rate of inflation in the price of goods and services.

TIFF Investment Program Statement of Additional Information

When-Issued and Forward Commitment Securities.  Each fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. In such transactions, instruments are bought with payment and delivery taking place in the future but no later than 120 days after trade date. No income accrues prior to delivery. When a fund enters into a when-issued or forward commitment transaction, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) on settlement date. When a forward commitment purchase is made to close a forward commitment sale, or vice versa, the difference between the two may be netted for segregation purposes until settlement date.

Forward commitments, or delayed deliveries, are deemed to be outside the normal corporate settlement structure.

Primary Risks.  The value of the security on the delivery date may be less than its purchase price, representing a loss for the fund. These transactions also involve counterparty risk. If the other party fails to perform or becomes insolvent, any accrued profits may not be available to a fund.

Derivative Instruments.  A fund may employ other derivatives strategies, such as futures, options on futures, buying and selling options, swaps (including interest rate, currency, total return, index and credit default swaps) and caps, floors and collars related to such swaps. Derivatives may be used for “hedging,” which means that they may be used when the manager seeks to protect a fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations and other market factors. Derivative strategies also may be used when the manager seeks to increase liquidity, implement a tax or cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of a fund’s portfolio investments and/or for purposes of total return. However derivatives are used, their successful use is not assured and will, in many cases, depend upon the manager’s ability to predict and understand relevant market movements, among other factors.

Exclusion of investment manager from commodity pool operator definition.  With respect to the funds, the investment advisor has claimed an exclusion from the definition of CPO under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the investment advisor is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the funds, among other things, to adhere to certain limits on their investments in “commodity interests” (which include commodity futures, commodity options, and swaps, which in turn include non-deliverable foreign currency forwards) as further described below. Because the investment advisor and the funds intend to comply with the terms of the CPO exclusion, a fund may, in the future, need to adjust its investment strategies to limit its investments in these types of instruments. The funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the investment advisor’s reliance on these exclusions, or the funds, their investment strategies or this statement of additional information.

Generally, the exclusion from CPO regulation on which the investment advisor relies requires each fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the fund’s positions in commodity interests may not exceed 5% of the liquidation value of the fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed the liquidation value of the fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a fund can no longer satisfy these requirements, the investment advisor would withdraw its

TIFF Investment Program Statement of Additional Information

notice claiming an exclusion from the definition of a CPO, and the investment advisor would be subject to registration and regulation as a CPO with respect to the fund. In that case, the investment advisor and the fund would need to comply with all applicable CFTC disclosure, reporting, operational, and other regulations, which could increase fund expenses.

Cover for Strategies Using Derivative Instruments.  Transactions using derivative instruments, including but not limited to put and call options written (sold) by a fund, futures contracts, options on futures contracts, and swaps, expose a fund to an obligation to another party and may give rise to a form of leverage. It is each fund’s policy to segregate assets to cover derivative transactions that might be deemed to create leverage under Section 18 of the 1940 Act. In that regard, a fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (“covered”) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When a fund is required to segregate cash or liquid securities, it will mark or have marked on the books of the fund or its custodian cash holdings or other liquid assets as segregated for purposes of Section 18 of the 1940 Act. The funds will monitor the amount of these segregated assets on a daily basis, and no fund will enter into additional transactions that would require the segregation of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated. Committing a large portion of a fund’s assets to cover positions or for segregation could impede portfolio management or a fund’s ability to meet redemption requests or other current obligations.

Futures Contracts.  Each fund may enter into contracts for the purchase or sale for future delivery (a “futures contract”) of fixed income securities, foreign currencies, or commodities, or based on financial indices including any index of common stocks, US Government securities, foreign government securities, or corporate debt securities. A fund may enter into futures contracts that are based on debt securities that are backed by the full faith and credit of the US Government, such as long-term US Treasury bonds, Treasury notes, GNMA-modified pass-through mortgage-backed securities, and three-month US Treasury bills. Each fund also may enter into futures contracts based on securities that would be eligible investments for such fund and denominated in currencies other than the US dollar. US futures contracts have been designed by exchanges that have been designated as “contracts markets” by the CFTC and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

Futures contracts may be used as both hedging and income-enhancement strategies. As an example of a hedging transaction, a money manager holding a portfolio of equity securities and anticipating a near-term market decline might sell S&P 500 futures to obtain prompt protection pending an orderly portfolio liquidation. If the decline occurs, gains on the futures contract will offset at least in part the loss on the portfolio; if the money manager is wrong and the market rises, the loss on the futures contract will offset gains on the portfolio. The TIP funds may utilize futures without limitation for both hedging and other purposes.

Although futures contracts by their terms may call for actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract by entering into an offsetting futures contract with delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities, currency or commodity. Because all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a fund will incur brokerage fees when it purchases or sells futures contracts. In accordance with Rule 17f-6 under the 1940 Act and as required by the rules of the CFTC, the funds maintain their margin accounts with futures commission merchants (“FCMs”). Maintaining the margin account with an FCM, rather than the funds’ custodian bank, may make it more difficult for a fund to regain possession of the assets in the margin account in the event of the bankruptcy or insolvency of the FCM. The provisions of Rule 17f-6, which are included in the funds’ contracts with any FCM, are designed to mitigate this risk.

TIFF Investment Program Statement of Additional Information

At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin on US exchanges may range from approximately 1% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment. It is also possible that initial margin requirements may be increased in the future by regulators. An outstanding futures contract is valued daily, and the payment in cash of “variation margin” will be required, a process known as “marking to the market.” Each day the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day.

Primary Risks.  Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions related to (1) investors’ obligations to meet additional variation margin requirements, (2) decisions to make or take delivery rather than to enter into offsetting transactions, and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate, or interest rate trends still may not result in a successful transaction.

If predictions about the general direction of market movements, foreign exchange rates, or interest rates are incorrect, a fund’s overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon. For example, if a fund had hedged against the possibility of an increase in interest rates that would adversely affect the price of debt securities held in its portfolio and interest rates decreased instead, the fund would lose part or all of the benefit of the increased value of its assets that it had hedged because it would have offsetting losses in its futures positions. In addition, particularly in such situations, if the fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be at increased prices reflecting the rising market. Consequently, the fund may have to sell assets at a time when it may be disadvantageous to do so.

A fund’s ability to establish and close out positions in futures contracts and options on futures contracts depends on the existence of a liquid market. Although a fund typically will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any future date. If it is not possible to enter into a closing transaction in a contract at a satisfactory price, the fund would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that a fund has sold and is unable to close, the fund would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary up or down from the previous day’s settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. This situation could potentially persist for several consecutive trading days.

There is a risk of loss by a fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the fund has an open position in a futures contract. The assets of the fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the fund is also subject to the risk that the FCM could use the fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

TIFF Investment Program Statement of Additional Information

Risks of Foreign Currency Futures Contracts.  Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to futures generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with forward contracts on foreign currencies including the risk that the manager may not accurately assess currency exchange changes and the risk of imperfect correlation with respect to any positions sought to be hedged. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a fund must accept or make delivery of the underlying foreign currency in accordance with any US or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by US residents and may be required to pay any fees, taxes, or charges associated with such delivery that are assessed in the country of the underlying currency.

Options on Futures Contracts.  The purchase of a put or call option on a futures contract is similar in some respects to the purchase of a put or call on an individual security or currency. Depending on the option’s price compared to either the price of the futures contract upon which it is based or the price of the underlying asset, it may or may not be less risky than ownership of the futures contract or the underlying assets. A fund may purchase options on futures contracts for the same purposes as futures contracts themselves, i.e., as a hedging or income-enhancement strategy.

Writing a call option on a futures contract constitutes a partial hedge against declining prices of the underlying asset, which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a fund will retain the full amount of the option premium, which provides a partial hedge against any decline in the fund’s portfolio holdings.

Writing a put option on a futures contract constitutes a partial hedge against increasing prices of the underlying asset, which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the fund intends to purchase. If a put or call option a fund has written is exercised, the fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities. This is known as correlation risk.

Primary Risks.  The amount of risk a fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to correlation risk, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on foreign currency futures contracts may involve additional liquidity risk. The ability to establish and close positions in such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential market risk to the fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when a position in options on foreign currency futures contracts would result in a loss whereas a position in the underlying futures contract would not, such as when there is no movement in the price of the underlying currency or futures contract.

Options.  Each fund may purchase and sell (or write) put and call options on foreign currencies and securities. Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell an underlying instrument to the writer of the option (in the case of put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. Put and call options that a fund may purchase or write may be traded on a national securities exchange and in the over-the-counter (OTC) market.

TIFF Investment Program Statement of Additional Information

Options traded on national securities exchanges are within the jurisdiction of the SEC, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a fund’s orders regarding closing out open options positions.

Purchasing call and put options.  As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. For example, the fund may buy call options on underlying instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase takes place. The fund also may buy call options on underlying instruments held in its portfolio and on which it has written call options. Unless the price of the underlying investment changes sufficiently, a call option purchased by a fund may expire without any value to the fund, in which case the fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options) or at the expiration date (for European options). Like a call option, a fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. A fund may buy a put option on an underlying instrument owned by the fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying instrument. Such hedge protection is provided only during the life of the put option when the fund, as the buyer of the put option, is able to sell the underlying instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The fund may also seek to offset a decline in the value of the underlying instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when TAS or the money manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. A fund also may buy put options at a time when it does not own the underlying instrument. By buying put options on an instrument it does not own, the fund seeks to benefit from a decline in the market price of the underlying instrument.

If a put option that a fund bought is not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying instrument remains equal to or greater than the exercise price during the life of the put option, the fund would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying instrument must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is terminated in a closing sale transaction at a price that equals such premium and costs.

Writing call and put options.  A fund may write options to generate additional income and to seek to hedge its portfolio against market or exchange rate movements. A fund may write “covered” call options, meaning that the fund owns the underlying instrument that is subject to the call option.

When the fund writes a covered call option, any underlying instruments that are held by the fund and are subject to the call option will be earmarked as segregated on the books of the fund or the fund’s custodian. A fund will be unable to sell the underlying instruments that are subject to the written call option until it

TIFF Investment Program Statement of Additional Information

either enters into a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying instruments from segregation.

As the writer of a covered call option, a fund gives up the potential for capital appreciation above the exercise price of the option should the underlying instrument rise in value. If the value of the underlying instrument rises above the exercise price of the call option, the instrument may be “called away,” requiring the fund to sell the underlying instrument at the exercise price. The fund will realize a gain or loss from the sale of the underlying instrument depending on whether the exercise price is greater or less than the purchase price of the instrument. Any gain will be increased by the amount of the premium received from the sale of the call; any loss will be decreased by the amount of the premium received. If a call option expires unexercised, the fund will realize a gain in the amount of the premium received. If the market price of the underlying instrument decreases, the call option will not be exercised and any hedging benefit of the call option will be limited to the amount of the premium received.

The exercise price of a call option will depend upon the expected price movement of the underlying instrument. The exercise price of a call option may be below (in-the-money), equal to (at-the-money), or above (out-of-the-money) the current value of the underlying instrument at the time the option is written.

As the writer of a put option, a fund retains the risk of loss should the underlying instrument decline in value below the exercise price. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the fund, as the writer of the put option, will be required to buy the instrument at the exercise price. The fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option. However, the loss will be offset at least in part by the premium received from the sale of the put. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received.

As the writer of an option, a fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) by the fund because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are rarely exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a call option, be partially or wholly offset by a decline in the market value of the underlying instrument during the option period. If a call option is exercised, the writer experiences a loss from the sale of the underlying instrument at a price below the then current market price. If a put option is exercised, the writer experiences a loss as it must fulfill the obligation to buy the underlying instrument at the exercise price, which will exceed the market value of the underlying instrument at that time.

Closing out options (exchange-traded options).  As the writer of an exchange traded option, if the fund wants to terminate its obligation, the fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the fund. Closing transactions allow the fund to terminate its positions in written and purchased options. Depending on the market value of those positions, the fund will experience gains or losses.

Effecting a closing transaction in the case of a written covered call option would allow a fund to write another call option in the underlying instrument with a different exercise price, expiration date or both. Effecting a closing transaction also allows the cash or proceeds from the sale of any investments subject to the option to be used for other fund investments. If the fund wants to sell a particular security from its portfolio on which it has written a call option, it may effect a closing transaction on the call option prior to or at the same time as the sale of the security.

TIFF Investment Program Statement of Additional Information

A fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the fund to buy the option (in the case of purchased options). Increases in the market price of a call option will generally reflect increases in the market price of the underlying instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the fund.

Risks.  The funds’ options investments involve certain risks. The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of the fund’s portfolio that is being hedged. In addition, the fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If TAS or the money manager is not successful in using options in managing the fund’s investments, the fund’s performance will be worse than if such strategies had not been employed.

There can be no assurance that a liquid secondary market on an exchange or in the OTC market will exist for any particular option, or at any particular time, and a fund may have difficulty effecting closing transactions in particular options. Therefore, the fund would have to exercise the options it purchased in order to realize any profit. Also, the fund could incur transaction costs upon the sale of underlying instruments where a buyer exercises put or call options the fund sold. If a fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying investments at the marked-to-market price during the term of the option. When trading options on foreign exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

Options on stock indices.  A fund may buy and sell (write) both call and put options on stock indices in order to seek to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the fund. Call and put options on stock indices are similar to options on individual stocks except that, unlike options on securities or other instruments, all settlements are in cash, and gain or loss depends on the price movements in the stock market generally (or in a particular industry or segment of the market related to the index) rather than price movements in an individual security. For example, when a fund buys a put option on a stock index, the fund has the right to receive, upon exercise of the option, an amount of cash if the closing price of the underlying stock index is less than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number.

Successful use by a fund of options on stock indices for hedging purposes will be subject to TAS or the applicable money manager’s ability to predict correctly movements in the direction of the securities markets generally or of a particular segment related to the index. This requires different skills and techniques than predicting changes in the price of individual stocks. A fund’s ability to effectively use options on stock indices for hedging purposes also depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the fund’s portfolio. To the extent the securities being hedged do not exactly duplicate the components of an index, the correlation will not be perfect. Consequently, the fund bears the risk that the prices of the securities being hedged will not move in the same amount as the stock index. It is also possible that there may be a negative correlation between the index and the hedged securities that would result in a loss on both the securities and the option.

Positions in stock index options may be closed out only on a liquid secondary market, usually provided by an exchange. There can be no assurance that a liquid secondary market will exist for any particular stock index

TIFF Investment Program Statement of Additional Information

option at any specific time. Consequently, it may not be possible to close an option position. The inability to close options positions could have an adverse impact on the fund’s performance.

Over-the-counter (OTC) options.  The funds may buy and sell (write) both put and call OTC options. Like exchange traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying instrument at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying instruments and in a wider range of expiration dates and exercise prices than exchange traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. The fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When a fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the fund originally wrote the option. If a fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying instrument at the marked-to-market price during the term of the option.

Swaps.  Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

A fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty with respect to a particular swap agreement are netted out, with the fund receiving or paying, as the case may be, only the net difference in the two payments. The fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the fund). If the swap agreement does not provide for that type of netting, the full amount of the fund’s obligations will be accrued on a daily basis.

New Swaps Regulation.  The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements in swap transactions; (4) regulating and monitor-

TIFF Investment Program Statement of Additional Information

ing swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Uncleared Swaps.  In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, the fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss.

Cleared Swaps.  Certain standardized swaps are subject to mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional risks not involved with uncleared swaps. For more information, see “Risks of Cleared Swaps” below.

In a cleared swap, the fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.

When the fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the fund or may be received by the fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount.

TIFF Investment Program Statement of Additional Information

If the fund has a loss of less than the margin amount, the excess margin is returned to the fund. If the fund has a gain, the full margin amount and the amount of the gain is paid to the fund.

Recently adopted CFTC rules will, when implemented, require the trading and execution of certain cleared swaps on public trading facilities, which will occur for each category of swaps subject to mandatory clearing once one or more trading facilities become accredited and make such category of swaps available to trade. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the fund to incur increased expenses to access the same types of swaps that it has used in the past.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. With respect to non-equity transactions, a fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.

The fund may structure the terms of an uncleared swap with the counterparty or a third party so that the fund will be entitled to sell, put, or otherwise terminate the swap contract within no more than seven days’ notice to the counterparty or third party. If the fund does not negotiate such terms for a particular swap transaction, the transaction may be considered “illiquid,” in which case the value of a fund’s positions underlying the transaction (i.e., the amount, if any, that the fund owes to the swap counterparty, net of the amount that the swap counterparty owes to the fund), plus any collateral posted by the fund with respect thereto, will be subject to the fund’s limitations on holding illiquid investments.

Risks.  The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a fund will be successful in using swap agreements to achieve its investment objective generally depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the fund will be less than its performance would be if it had not used the swap agreements.

The risk of loss to a fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the fund, the risk of loss to the fund is loss of the net amount that the fund is entitled to receive. If the fund is obligated to pay the net amount, the fund’s risk of loss is generally that net amount (which, depending on market conditions, could be substantial). If the swap agreement involves the exchange of the entire principal value of an investment, the entire principal value of that investment is subject to the risk that the counter party to the swap will default on its contractual delivery obligations. In addition, a fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid and, therefore, subject to the fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Many swap agreements entail complex terms and are often valued subjectively. However, the swap markets have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market. In addition, central

TIFF Investment Program Statement of Additional Information

clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The TIP Valuation Committee, under the supervision of the TIP Board, is responsible for determining and monitoring the liquidity of the funds’ swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.

Certain Internal Revenue Service positions may limit a fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect a fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Risks of Potential Regulation of Swaps and Other Derivatives” below.

Risks of Uncleared Swaps.  Uncleared swaps are not traded on an exchange. As a result, the fund may not be as protected as participants in transactions on organized exchanges. In such cases, the performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement. A fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. TAS or the fund’s money manager will only approve a swap agreement counterparty for a fund if TAS or the applicable money manager deems the counterparty to be creditworthy.

Risks of Cleared Swaps.  As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the fund has an open position in a swap contract. The assets of the fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the fund is also subject to the risk that the FCM could use the fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

With cleared swaps, a fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the fund, which may include the imposition of position limits or additional margin requirements with respect to the fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

TIFF Investment Program Statement of Additional Information

Finally, a fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the fund may be required to break the trade and make an early termination payment to the executing broker.

Risks of Potential Regulation of Swaps and Other Derivatives.  The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the funds engage in derivative transactions, may limit or prevent a fund from using or limit a fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a fund’s ability to achieve its investment objective(s). The advisor will continue to monitor developments in the area, particularly to the extent regulatory changes affect a fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a fund, may increase the cost of a fund’s investments and cost of doing business.

Depending on their structure, swap agreements may increase or decrease a fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other exposures such as security prices or inflation rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price.

Equity or Total Return Swaps.  An equity swap or total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Credit Default Swaps.  A fund may be a buyer or seller of credit default swaps. The “buyer” in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the then current market value of that debt obligation. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

A fund may buy credit default swaps in order to try to hedge against a decline in the value of its portfolio debt securities due to a credit event. By selling a credit default swap, the fund will receive periodic payments but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. A fund may also sell credit default swaps in order to gain exposure that is similar to owning the reference debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to the risk that there would be a credit event and the fund would have to make a substantial payment.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In

TIFF Investment Program Statement of Additional Information

some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determination Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the Determination Committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Interest Rate Swaps.  An interest rate swap is an agreement between two parties to exchange interest payments. Typically, one interest rate is fixed to maturity while the other interest rate changes in accordance with changes in a designated interest rate benchmark (for example, LIBOR, prime rate, commercial paper rate, or other benchmarks). By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to hedge interest rate risk. Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Payments of the notional amount of the swap agreement generally are not exchanged. In addition, interest rate swaps generally do not involve the delivery of securities, other underlying assets, or principal amounts. Accordingly, barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the fund upon early termination of the swap.

Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved.

Currency Swaps.  A currency swap is an agreement between two parties to exchange periodic cash flows on a notional amount of two or more currencies based on the relative value differential among them. For example, a currency swap may involve the exchange of payments in a foreign currency for payments in US dollars. Currency swaps typically involve the delivery of the entire notional values of the two designated currencies. In such a situation, the full notional value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A fund may also enter into currency swaps on a net basis, which means the two different currency payment streams are converted and netted out to a single cash payment in just one of the currencies.

TIFF Investment Program Statement of Additional Information

For example, a fund may use a currency swap to hedge the interest payments and principal amount of a debt obligation denominated in a foreign currency by entering into a cross currency swap whereby the fund would make payments in the foreign currency and receive payments in US dollars. Or, the fund may utilize a currency swap to gain exposure to foreign currencies and foreign interest rates by making payments in US dollars and receiving payments in foreign currency.

Because currency control is of great importance to issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the fund’s swap transactions or cause the fund’s hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Commodity Swaps.  MAF may enter into commodity swap contracts to gain exposure to commodity markets without owning or taking physical custody of commodities. Commodity swaps may also be used for hedging purposes or to seek to increase total return. A fund’s ability to use commodity swaps may be limited by applicable federal tax rules, including because of the character of the income that may be earned by the fund. Some commodity swaps may generate income that would not be considered “qualified income” for purposes of a fund’s qualifying as a “regulated investment company” under the Internal Revenue Code.

Other Instruments

Convertible Securities.  A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price into a certain quantity of the common stock of the same or a different issuer. Through their conversion feature, these securities provide an opportunity to participate in advances in the price of the common stock into which the security may be converted.

Primary Risks.  A convertible security entails market risk in that its market value depends in part on the price of the underlying common stock. Convertible securities also entail greater credit risk than the issuer’s non-convertible senior debt securities to which they are usually subordinated.

Illiquid and Restricted Securities.  Illiquid assets are investments that are difficult to sell at the price at which such assets are valued by the fund within seven days of the date of the decision to sell them. They may include:

1.	OTC options;
2.	repurchase agreements, time deposits, and dollar roll transactions maturing in more than seven days;
3.	loan participations;
4.	securities without readily available market quotations, including interests in private investment funds in which MAF might invest;
5.	certain swap transactions; and
6.	certain restricted securities.

Primary Risks.  Due to the absence of an organized market for such securities, the market value of illiquid securities used in calculating fund net asset values for purchases and redemptions can diverge substantially from their true value. Illiquid securities are generally subject to legal or contractual restrictions on resale, and their forced liquidation to meet redemption requests could produce substantial losses.

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each fund’s investment policy states that typically it will not purchase or sell OTC options if, as a result of such transaction, the sum of (1) the market value of OTC options currently outstanding held by the fund, (2) the market value of the underlying securities covered by OTC call options currently outstanding sold by the fund, and (3) margin deposits on the fund’s existing OTC

TIFF Investment Program Statement of Additional Information

options on futures contracts exceeds 15% of the net assets of the fund, taken at market value, together with all other assets of the fund that are considered illiquid.

This policy as to OTC options is not a fundamental policy of the funds and may be amended by the directors of TIP without the approval of a fund’s members. However, TIP will not change or modify this policy prior to a change or modification by the SEC staff of its position.

Acquired Funds.  The funds may, subject to limitations, invest a portion of their assets in securities issued by other investment funds (“acquired funds”).

Other Registered Investment Companies.  A fund may invest in the shares of another registered investment company, including open-end mutual funds, exchange-traded funds (“ETFs”), and closed-end funds, to the maximum amount permitted by law, or any relevant SEC exemptive relief, rule, or interpretation. The funds will make such purchases only when no commission or profit beyond the customary broker’s commission results. As a shareholder in a registered investment company, the fund will bear its ratable share of that investment company’s expenses, including its advisory and administration fees.

Most ETFs are registered investment companies that are traded, like individual stocks, on an exchange. They represent baskets of securities that usually seek to track the performance of certain indices, although certain new ETFs may also be actively managed. The indices include broad-market indices as well as more specific indices, including those relating to particular sectors, countries, and regions. A fund may purchase or sell short ETF shares as an alternative to futures contracts, i.e., to obtain or reduce exposure to all or a portion of a securities market while maintaining flexibility to meet its liquidity needs.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and have the same risks as investing in a closed-end fund, including the price of the fund’s shares quoted on an exchange may not reflect the net asset value of the securities held by the fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Investments in closed-end funds may involve the payment of premiums above the net asset value of the issuers’ portfolio securities. These investments are subject to limitations under the 1940 Act and are constrained by market availability (e.g., closed-end investment companies do not offer to redeem their shares directly; they trade on the secondary market). The funds do not intend to invest in such investment companies unless, in TAS’s judgment, the potential benefits of such investments justify the payment of any applicable premium or commission. For instance, due to restrictions on direct investment by foreign entities in certain emerging market countries, purchasing shares of other investment companies may be the most practical or only manner in which the funds can invest in these markets.

Private Investment Funds.  TAS invests a portion of MAF’s assets in securities issued by private investment funds. For example, TAS might elect to invest a portion of MAF’s assets in an investment partnership whose manager TAS believes is especially skillful, but which is closed to new separate accounts, is unwilling to manage assets directly on the fund’s behalf, or whose services can be purchased indirectly at a lower cost by investment in securities issued by an existing partnership or other investment fund. Investments by a fund in a private investment fund are not subject to the limitations imposed under the 1940 Act on shares held by a mutual fund in other registered investment companies. The securities of a private investment company are generally illiquid, but may be deemed liquid in accordance with procedures approved by the TIP Board. To the extent such interests are illiquid, they will be subject to a fund’s 15% limitation on illiquid securities.

Primary Risks.  Funds that invest in an acquired fund bear their ratable share of expenses of the underlying acquired fund and are subject to management fees, including performance based fees typical in private investment funds. These fees are reflected in the performance of the acquired fund. Because performance fees are based on the acquired fund’s performance, not the TIP fund’s, the TIP fund may pay performance fees even during a period when the TIP fund has a negative return. In addition, ETFs and closed-end funds

TIFF Investment Program Statement of Additional Information

are subject to the following risks that do not apply to conventional open-end mutual funds: (1) the market price of the fund’s shares may trade at a discount to the value of its underlying holdings; (2) an active trading market for such a fund’s shares may not develop or be maintained; and (3) trading in a fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Portfolio Holdings Information.  The TIP Board has adopted a policy governing the disclosure of a TIP fund’s holdings of portfolio securities (“Portfolio Holdings Information”). For purposes of this policy, “Portfolio Holdings Information” does not include information about a TIP fund’s derivative positions or “Analytical Information.” Analytical Information generally includes, without limitation, aggregate, composite or descriptive information relating to a TIP fund’s portfolio holdings that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading likely to have a material adverse effect on the TIP fund. As a general matter, it is the policy of TIP that no current or potential member or any third party shall be provided Portfolio Holdings Information on a preferential basis. The policy provides limited exceptions for the release of the information that reflect the legitimate business purposes of TIP, including the fact that the members of TIP are institutional investors that may have a need for Portfolio Holdings Information to assist them in their asset allocation decisions. The policy is designed to accommodate this goal in a manner that treats members equally and protects the members from the improper release of Portfolio Holdings Information.

The policy applies to officers and directors of TIP as well as employees of TIP’s investment adviser, money managers, administrator, principal underwriter, and other service providers to TIP (each a “Service Provider” and together the “Service Providers”) who in the ordinary course of their activities come into possession of Portfolio Holdings Information of TIP.

A TIP fund’s Portfolio Holdings Information shall be released only: (i) as required by applicable laws, rules, or regulations, including in shareholder reports, reports on Forms N-CSR and N-Q, or other such filings as may be required; (ii) on its website, updated monthly and accessible to all members equally, generally no earlier than the tenth business day after such month’s end; and (iii) pursuant to the policy.

In limited instances, it may be appropriate for a TIP fund to selectively disclose its Portfolio Holdings Information prior to public dissemination of such information. The release of Portfolio Holdings Information with respect to a TIP fund to selected third parties in advance of its release to all members or the general public is permissible only when: (i) the TIP fund has a legitimate business purpose for the release of the information, such as, but not limited to, release to an approved Service Provider to a TIP fund or other legitimate business purposes as determined by the TIP CCO; (ii) it is in the best interests of the TIP fund’s members to release the information; (iii) the recipient of the Portfolio Holdings Information is subject to a duty of confidentiality pursuant to a signed Confidentiality Agreement (which includes a duty not to trade on the information); and (iv) the release of the information would not otherwise violate the antifraud provisions of the federal securities laws or TIP or TAS’s fiduciary duties.

Brokerage Direction and Other Practices

The debt securities in which TIP invests are traded primarily in the OTC market by dealers who usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The cost of securities purchased from underwriters includes an underwriting commission or concession. Debt securities are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing transactions consists primarily of dealer spreads. The spread is not included in the expenses of a fund and therefore is not subject to any expense cap; nevertheless, the incurrence of this spread, ignoring the other intended positive effects of the transaction, will decrease the total return of the fund. However, a fund will buy one asset and sell another only if TAS or the money managers believe it is advantageous to do so after considering the effects of the additional custodial charges and the spread on the fund’s total return.

TIFF Investment Program Statement of Additional Information

Since costs associated with transactions in foreign securities are usually higher than costs associated with transactions in domestic securities, MAF’s operating expense ratios may be expected to be higher than those of an investment company investing exclusively in domestic securities.

The selection of a broker or dealer to execute portfolio transactions for MAF is usually made by a money manager. TAS requires that each money manager seek to achieve best execution when executing portfolio transactions for MAF and that each money manager’s compliance program include an appropriate best execution policy. In executing portfolio transactions and selecting brokers or dealers, the principal objective therefore is to seek best execution (the best overall terms available to the fund under the circumstances), subject to specific directions from TIP or TAS. Securities ordinarily are purchased in their primary markets, and a money manager will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including:

1.	the breadth of the market in the security,
2.	the price of the security,
3.	the financial condition and execution capability of the broker or dealer, and
4.	the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers or dealers TAS and the money managers are authorized to consider the “brokerage and research services,” as defined in Section 28(e) of the Securities Exchange Act of 1934, provided to the funds, to TAS, or to the money manager. TAS and the money managers may cause the funds to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction. TIP, TAS, or the money manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which TAS or the money manager exercises investment discretion. Notwithstanding the foregoing, TAS generally disfavors soft dollar practices (defined as the receipt by TAS from a broker-dealer of research or other products or services produced by third-parties in exchange for the direction by TAS of client brokerage transactions to such broker-dealer and the payment by TAS for any service, whether or not research-related, through the use of soft dollars). Accordingly, TAS will not engage in soft dollar practices for its own account or for the benefit of any of its affiliates (including the funds) in portfolio transactions that it executes directly on behalf of the funds. Money managers are not precluded from engaging in soft dollar practices, although TAS requires that they comply with applicable SEC guidance regarding the use of soft dollars with respect to a fund and that each money manager’s compliance program include an appropriate soft dollar policy. TAS also requires that such managers comply with the requirements of Section 28(e) of the Securities Exchange Act of 1934 to the extent that such compliance is required by the 1940 Act and applicable SEC guidance thereunder.

TAS’s investment staff and operations staff use reasonable due diligence in selecting counterparties used by TAS to effect securities transactions for the funds, including broker-dealers, prime brokers, futures commission merchants, and counterparties for OTC derivative transactions such as non-listed options, swaps, and structured notes.

In selecting counterparties to effect securities transactions for the funds, TAS’s investment staff may consider, among other factors they deem appropriate: (i) each fund’s exposure to counterparties; (ii) the funds’ overall exposure to counterparties; (iii) a counterparty’s creditworthiness and financial condition; (iv) the regulatory environment in which a counterparty operates; (v) their previous experience with a counterparty; (vi) whether a counterparty has the professional capability to provide the service for the particular type of security; and (vii) the ability of a counterparty to provide an appropriate level of services to TAS in light of TAS’s business needs, including operational and settlement matters. With respect to the selection of broker-dealers and other counterparties (including futures commission merchants) and in effecting portfolio transactions with them, TAS’s primary consideration is to seek to obtain “best execution” (as discussed below).

TIFF Investment Program Statement of Additional Information

Situations in which TAS directly selects broker-dealers and other counterparties include (1) when transacting on behalf of STF (which currently is managed directly by TAS without any external money managers), and (2) when purchasing and selling for MAF securities and other instruments managed directly by TAS rather than through an external money manager, such as ETFs, derivatives, and Treasury obligations. TAS will select broker-dealers to execute such transactions. TAS’s objective in selecting broker-dealers and other counterparties (including futures commission merchants) and in effecting portfolio transactions with them is to seek to obtain the most favorable execution under the circumstances with respect to its accounts’ portfolio transactions (defined as “best execution”). The best net price, giving effect to brokerage commissions (if applicable), spreads, and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant and the best net price may be outweighed by one or more of these other factors. The factors may include, but are not limited to: TAS’s knowledge of negotiated commission rates and spreads currently available (if applicable); the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance, and settlement capabilities, including its systems, facilities, and record-keeping, as well as the reputation and financial stability of the counterparty selected and others which are considered; TAS’s knowledge of actual or apparent operational or compliance problems of any counterparty; the counterparty’s execution services rendered on a continuing basis and in other transactions and its experience in handling similar transactions; the reasonableness of any applicable spreads or commissions; or such other factors as TAS may determine to be relevant from time to time.

TAS will endeavor to be aware of current charges of broker-dealers and to incur expenses for effecting portfolio transactions to the extent consistent with the interests and policies of the funds. However, TAS will not select broker-dealers solely on the basis of “posted” commission rates or other execution costs nor always seek in advance competitive bidding for the most favorable commission rate or other execution cost applicable to any particular portfolio transaction. Although TAS generally seeks competitive commission rates and other execution costs, it will not necessarily pay the lowest commission or commission equivalent. Transactions of the type that TAS directs may involve specialized services on the part of the broker-dealer involved resulting in higher commissions or their equivalents than would be the case with transactions requiring more routine services.

For each year ended December 31, the funds paid brokerage commissions as follows:

	2013	2012	2011
MAF	$6,193,010	$3,906,833	$2,543,794
STF	$0	$0	$0

During 2013, brokerage commissions paid by MAF were $6,193,010 versus $3,906,833 in 2012. The increase in the fund’s brokerage commissions paid resulted primarily from increased transactions principally caused by portfolio rebalancing and asset allocation decisions.

TIFF Investment Program Statement of Additional Information

The following chart shows the value of TIP’s aggregate holdings of securities by issuer of TIP’s regular brokers or dealers (as defined in the 1940 Act) as of December 31, 2013.

MAF
Barclays Bank plc	$242,977,208
State Street Corp.	225,068,824
Deutsche Bank	155,641,778
J.P. Morgan Chase & Co.	85,003,962
UBS AG	1,553,878
Mizuho Capital Markets	1,129,681
Goldman Sachs	1,104,152
Morgan Stanley & Co.	485,378
Citigroup	225,637
STF
State Street Corp.	$19,603,694
Tax Considerations

The following is a summary of certain additional tax considerations generally affecting a fund (sometimes referred to as “the fund”) and its members that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the fund or its members, and the discussion here and in the prospectus is not intended as a substitute for careful tax planning.

This “Tax Considerations” section is based on the Internal Revenue Code (the “Code”) and applicable regulations in effect on the date of this statement of additional information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the fund and its members. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and is not tax advice. All members should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Regulated Investment Company Requirements.  The fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If the fund so qualifies, the fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to members.

In order to qualify for treatment as a regulated investment company, the fund must satisfy the following requirements:

•	Distribution Requirement — the fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the fund after the close of its taxable year that are treated as made during such taxable year).
•	Income Requirement — the fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

TIFF Investment Program Statement of Additional Information
•	Asset Diversification Test — the fund must satisfy the following asset diversification test at the close of each quarter of the fund’s tax year: (1) at least 50% of the value of the fund’s assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the fund has not invested more than 5% of the value of the fund’s total assets in securities of an issuer and as to which the fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the fund’s total assets may be invested in the securities of any one issuer (other than US government securities and securities of other regulated investment companies) or of two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the fund’s ability to satisfy these requirements. See, “Portfolio Transactions“ below with respect to the application of these requirements to certain types of investments. In other circumstances, the fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the fund’s income and performance. In lieu of potential disqualification, the fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to members, and the dividends would be taxable to the members as ordinary income (or possibly as qualified dividend income) to the extent of the fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the fund may be subject to a monetary sanction of $50,000 or more. Moreover, the TIP Board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such a course of action to be beneficial to members.

Portfolio Turnover.  For investors that hold their fund shares in a taxable account and are not exempt from federal income taxation, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the fund’s after-tax performance. See, “Taxation of Fund Distributions-Distributions of Capital Gains” below.

Capital Loss Carryovers.  The capital losses of the fund, if any, do not flow through to members. Rather, the fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to members such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010, rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the fund’s next taxable year, and the excess (if any) of the fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the fund’s next taxable year. Any such net capital losses of the fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the fund beginning on or before December 22, 2010, the fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss.

TIFF Investment Program Statement of Additional Information

Deferral of Late Year Losses.  The fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing fund distributions for any calendar year (see, “Taxation of Fund Distributions-Distributions of Capital Gains“ below). A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and
(ii)	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence. Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Undistributed Capital Gains.  The fund may retain or distribute to members its net capital gain for each taxable year. The fund currently intends to distribute net capital gains. If the fund elects to retain its net capital gain, the fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the fund elects to retain its net capital gain, it is expected that the fund also will elect to have members treated as if each received a distribution of its pro rata share of such gain, with the result that each member will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax.  To avoid a 4% non-deductible excise tax, the fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. The fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year that is after the beginning of the fund’s taxable year. Also, the fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary specified gain or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the fund having to pay an excise tax.

Foreign Income Tax.  Investment income received by the fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the fund. The United States has entered into tax treaties with many foreign countries, which entitle the fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the fund’s assets to be invested

TIFF Investment Program Statement of Additional Information

in various countries is not known. Under certain circumstances, the fund may elect to pass-through foreign tax credits to members, although it reserves the right not to do so.

Backup Withholding.  By law, the fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,
•	certify that this number is correct,
•	certify that you are not subject to backup withholding, and
•	certify that you are a US person (including a US resident alien).

The fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the member’s US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-US Investors.  Fund shares are generally not sold outside the United States. Non-US investors should be aware that US withholding at a 30% or lower treaty tax rate, special tax certification requirements to avoid US backup withholding and claim any treaty benefits, and US estate taxes may apply to any investment in a fund.

Foreign Account Tax Compliance Act (FATCA).  Under FATCA, the fund will be required to withhold a 30% tax on (a) income dividends paid by the fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of fund shares paid by the fund after December 31, 2016, to certain foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE), that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial US persons as owners or (ii) if it does have such owners, reporting information relating to them. The US Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

Effect of Future Legislation; Local Tax Considerations.  The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each member’s particular situation. Non-US members may be subject to US tax rules that differ significantly from those summarized above. Members are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the fund.

Portfolio Transactions.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its members. This section should be read in conjunction with the sections above for a detailed description of the various types of securities and investment techniques that apply to the fund.

TIFF Investment Program Statement of Additional Information

In General.  In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments.  Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to members before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund.  Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions.  In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts

TIFF Investment Program Statement of Additional Information

do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to members. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions.  A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments.  A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. A PFIC is defined as any foreign corporation in which either: (i) 75% or more of its gross income for the taxable year is “passive income”; or (ii) 50% or more of its assets (by value) produce “passive income.” Passive income includes most of the types of income subject to current taxation under the CFC rules (other than certain sales and service income). Once a security qualifies as a PFIC, it will be classified as a PFIC in subsequent years, regardless of whether or not it satisfies either of the qualifications. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable

TIFF Investment Program Statement of Additional Information

dividend by the fund to its members. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US Real Estate Investment Trusts (“REITs”).  A US REIT is not subject to federal income tax on the income and gains it distributes to members. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its members as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT’s cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to members in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to members and the dividends would be taxable to members as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT’s current and accumulated earnings and profits.

Investment in Non-US REITs.  While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Regulated Investment Company Requirements  —  Foreign Income Tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investments in Partnerships and QPTPs.  For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Regulated Investment Company Requirements.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in Commodities  —  Structured Notes.  Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See, “Regulated Investment Company Requirements.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes

TIFF Investment Program Statement of Additional Information

that invest in commodities, may be considered qualifying income under the Code. However, as of the date of this statement of additional information, the IRS has suspended the issuance of any further private letter rulings pending a review of its position. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of a fund’s use of commodity-linked notes, the fund may no longer be able to utilize commodity index-linked notes to gain commodity exposure. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a RIC. A fund also may be limited in its ability to sell its investments in commodities and commodity-linked derivatives or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for US tax purposes, the fund could fail to qualify as a RIC. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Investments in Convertible Securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction.

In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Securities Lending.  While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the reduced rate of taxation for individuals on qualified dividends. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for any pass-through of foreign tax credits to members.

Investments in Securities of Uncertain Tax Character.  A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

THIS DISCUSSION IS GENERALLY APPLICABLE WITH RESPECT TO MEMBERS WHO ARE NOT SUBJECT TO FEDERAL INCOME TAXATION.

Debt-Financed Shares.  If a member that is exempt from federal income taxation under Code section 501(a) incurs indebtedness in connection with, or as a result of, its acquisition of fund shares, the shares may be treated as “debt-financed property” under the Code. In such event, part of all of any income or gain derived from the member’s investment in those shares could constitute “unrelated business taxable income.” Unrelated business taxable income in excess of $1,000 in any year is taxable and will require a member to file a federal income tax return on Form 990-T.

TIFF Investment Program Statement of Additional Information

Reportable Transactions.  Under Treasury regulations, if a member recognizes a loss with respect to the fund’s shares of $2 million or more for an individual member or $10 million or more for a corporate member (or certain greater amounts over a combination of years), the member must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Members should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

THIS DISCUSSION OF THE TAXATION OF FUND DISTRIBUTIONS IS GENERALLY APPLICABLE WITH RESPECT TO MEMBERS WHO ARE SUBJECT TO FEDERAL INCOME TAXATION.

Taxation of Fund Distributions.  The fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the fund (or of another fund). Reinvested dividends will increase the member’s cost basis in the fund by an amount equal to the net asset value of the shares received on the reinvestment date. The fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income.  The fund receives ordinary income generally in the form of dividends and/or interest on its investments. The fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the fund, constitutes the fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the fund’s earnings and profits. In the case of a fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains.  The fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gain realized by the fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Returns of Capital.  Distributions by the fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the member’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the member’s tax basis in his fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the member for federal income tax purposes on the later sale of such fund shares. Return of capital distributions can occur for a number of reasons including, among others, the fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Portfolio Transactions  —  Investments in US Real Estate Investment Trusts”).

The fund is required to inform members when a distribution is made from a source other than undistributed net investment income. During the year, the fund may report to members that all or a portion of a distribution constitutes a return of capital. Such notices distributed during the year are based on accounting treatment, which may differ from tax treatment. The fund will report on Form 1099 each year the tax treatment of the fund’s distributions. The tax treatment of the fund’s distributions can only be determined after year-end, and will likely differ from the information provided during the year due to the differences between accounting rules and tax regulations. The funds typically file for an extension of the deadline for distributing Forms 1099 and, as a result, such forms are normally distributed to members in March.

TIFF Investment Program Statement of Additional Information

Qualified Dividend Income for Individuals.  Ordinary income dividends reported by the fund to members as derived from qualified dividend income will be taxed for federal income purposes in the hands of individuals and other noncorporate members at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the fund and the investor must meet certain holding period requirements to qualify fund dividends for this treatment. Specifically, the fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their fund shares for at least 61 days during the 121-day period beginning 60 days before the fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, US REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the fund is equal to or greater than 95% of the fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the fund will be qualifying dividend income.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities.  At the time of your purchase of shares, the fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as an individual retirement account. The fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits.  If more than 50% of the fund’s total assets at the end of a fiscal year is invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain members). The fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by an individual taxpayer who does not itemize deductions or who is subject to the alternative minimum tax. Members may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the fund due to certain limitations that may apply. The fund reserves the right not to pass through to its members the amount of foreign income taxes paid by the fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through, if any, of foreign tax credits to members. See, “Portfolio Transactions — Securities Lending” above.

Dividends Declared in December and Paid in January.  Ordinarily, members are required to take distributions by the fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to members of record on a specified date in such a month will be deemed to have been received by the members (and made by the fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Members will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax.  A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares, reduced by the deductions properly allocable to such income. In the case of an individual taxpayer, the tax will be imposed on the lesser of (1) the member’s net investment income or (2) the amount by which the member’s modified adjusted gross income exceeds $250,000 (if the

TIFF Investment Program Statement of Additional Information

member is married and filing jointly or a surviving spouse), $125,000 (if the member is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by the member on, and paid with, the member’s federal income tax return. Net investment income does not include exempt-interest dividends.

Sales, Exchanges and Redemptions of Fund Shares.  Sales, exchanges and redemptions (including redemptions in kind) of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of an individual taxpayer, $3,000 of ordinary income.

Tax Basis Information.  The fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting may be provided but is not required for certain members, including members investing in the fund through a tax-advantaged retirement account, such as an individual retirement account, or members exempt from federal income taxation under 501(a) of the Code.

Wash Sales.  All or a portion of any loss that you realize on a redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a Loss Within Six Months of Purchase.  Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the fund on those shares.

Reportable Transactions.  Under Treasury regulations, if a member recognizes a loss with respect to the fund’s shares of $2 million or more for an individual member or $10 million or more for a corporate member (or certain greater amounts over a combination of years), the member must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Members should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Member Information

Member Account Records.  State Street, TIP’s transfer agent, maintains an account for each member upon which the registration and transfer of shares are recorded. Any transfers are reflected by bookkeeping entry, without physical delivery. Certificates representing shares of a particular fund normally will not be issued to members. Written confirmations of purchases or redemptions are provided to each member. Members also receive monthly account statements, which reflect share balances, as well as transaction activity for the period.

Requests That Must Be in Writing.  TIP will require that a member provide requests in writing from an authorized person accompanied by a valid original signature guarantee by a qualified institution when changing certain information on an account, including wiring instructions. TIP, TAS and State Street will not be responsible for confirming the validity of written requests.

Initial Investment.  Organizations seeking to invest through TIP must complete an account application, available through TIFF Member Services. Members must also submit proof of their tax exempt status or other documentation as may be requested to document the organization’s eligibility to invest. The completed application and all requested information should be submitted to TIFF Member Services for acceptance

TIFF Investment Program Statement of Additional Information

before funds are wired to TIP. Detailed wiring instructions are provided on the account application. TIFF Member Services will advise the member when the new account has been established.

Sub-Accounts.  Certain members may from time to time have the need for multiple TIP accounts (in the same name and tax identification number) for administrative or other purposes, referred to as “sub-accounts.” Members wishing to establish sub-accounts should contact TIFF Member Services for additional information due to certain restrictions in place, such as the permissible number of sub-accounts and minimum investment requirements. Generally, however, each sub-account should maintain a minimum balance of $25,000 and, for MAF members, the aggregate balance of all sub-accounts will be subject to the $1,000,000 minimum total account balance requirement. The number of sub-accounts that a member may establish will generally be limited to three, although this maximum number of sub-accounts may be waived at TAS or TIP’s discretion, in which case a fee for each additional sub-account may be charged. If a member’s balance in a sub-account falls below $25,000 as a result of share redemptions, market movements, or otherwise, TIFF Member Services may send a notice to the member to restore the sub-account to at least $25,000 or close it. If the member does not take action within 100 days, the member’s shares may be redeemed and the proceeds sent to the wiring instructions on file for the member. Accounts involuntarily redeemed due to a low balance will not be assessed the exit fee customarily assessed on redemptions from MAF.

Eligibility Information.  Because of the nature of performance-based fee arrangements utilized by MAF, shares of the fund are available only to members that meet the definition of “qualified client” set forth in Rule 205-3 under the Investment Advisers Act of 1940. Members who meet this eligibility requirement are called qualified clients. Prospective members will be required to certify that they meet the definition of qualified client or otherwise demonstrate their eligibility to invest in MAF. In addition, MAF members may be requested to re-certify or demonstrate their status as qualified clients from time to time while they remain members of MAF. Any attempted transfer, including by gift or bequest, to a person who is not a qualified client will be void and the intended recipient will acquire no rights in the shares sought to be transferred.

Subsequent Investments.  Organizations may make additional purchases in existing accounts or increase the number of funds in which they invest. Restrictions may apply to subsequent investments into sub-accounts, such as minimum investment requirements. To ensure that a transaction can occur on the date preferred by the organization, TIFF Member Services should be provided with as much advance notice as possible. Under certain circumstances, a member organization may be asked to verify or supplement the information in the account application that is on file in connection with subsequent investments.

Additional Redemption Options.  Members wishing to adopt a fixed dollar amount or percentage redemption should contact TIFF Member Services to arrange for such specific redemptions. Proceeds of redeemed shares generally will be wire transferred to the banking instructions on file for the member’s account. Standing order redemptions will be subject to fund exit fees, if applicable. Instructions for standing order redemptions from MAF should include information about whether the redemption should be made gross or net of the applicable exit fee.

Member Voting Rights and Procedures.  Each member has one vote in director elections and on other matters submitted to members for their vote for each dollar of net asset value held by the member. Matters to be acted upon affecting a particular fund, including approval of the advisory agreements with TAS and the submission of changes to fundamental investment policies of a fund, will require the affirmative vote of a majority of the member votes of the fund (as provided in the 1940 Act) cast at a meeting at which a quorum is present. The election of TIP’s Board is voted upon by members on a TIP-wide basis. TIP is not required to hold annual member meetings. Member approval will be sought only for certain changes in TIP’s or a fund’s operations and for the election of directors under certain circumstances. Members may remove directors at a special meeting. A special meeting of TIP shall be called by the directors upon written request of members holding at least 10% of the votes entitled to be cast at such meeting.

Financial Reports.  Members receive semi-annual unaudited financial statements and annual audited financial statements. Members may also receive additional reports concerning TIP or its money managers from TAS.

TIFF Investment Program Statement of Additional Information
Determination of Net Asset Value

Business Days.  Currently, there are 11 holidays during the year on which TIP will not be open for business: New Year’s Day, Dr. Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving and Christmas. TIP will not accept purchase or redemption orders on these holidays, or on any other day the New York Stock Exchange (“NYSE”) and/or the Federal Reserve Bank of New York are closed, or the funds are closed as permitted or ordered by the SEC.

Net Asset Value.  The net asset value (“NAV”) per share is determined by dividing the total market value of each fund’s investments and other assets, less any liabilities, by the total number of outstanding shares and adjusting to the nearest cent. Net asset value per share is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day of the funds. NAV may be calculated earlier if the NYSE is closed early (as it typically is before certain or after certain holidays), trading on the NYSE is restricted, the Federal Reserve Bank of New York closes, or as otherwise permitted by the SEC.

Calculating an Individual Security’s Value.  Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers National Market System (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Over-the-counter stocks not quoted on NASDAQ and foreign stocks that are traded over-the-counter are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Exchange-traded and over-the-counter options and futures contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short future and written option sales contracts). Forward foreign currency exchange contracts are valued at their respective fair market values. Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value. The fund has established a pricing hierarchy to determine the order of pricing sources utilized in valuing its portfolio holdings. The pricing hierarchy has been approved by the TIP Board.

MAF employs a daily fair value model to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the time at which net asset value of the fund is determined. If the fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

MAF invests in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by MAF are generally not securities for which market quotations are readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The TIP board of directors has approved valuation procedures pursuant to which MAF values its interests in private investment funds at “fair value.” If a private investment fund does not provide a value to MAF on a timely basis, MAF determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time MAF values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future

TIFF Investment Program Statement of Additional Information

circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that MAF could reasonably expect to receive from the private investment fund if MAF’s interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that MAF believes is reliable.

Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by TIP’s board of directors. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into US dollars at the mean price of such currencies against US dollars as provided by an independent pricing supplier.

Additional Service Providers

Administrator.  State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111, serves as the custodian, administrator, and transfer agent. As custodian, State Street may employ sub-custodians outside the United States.

Futures Contract Custodians.  Goldman Sachs & Co. (“Goldman”), 85 Broad Street, New York, New York 10004, is a futures commission merchant and serves as custodian of TIP’s assets maintained in connection with futures contracts pursuant to Rule 17f-6 under the 1940 Act. This relationship was established in 2008 and Goldman receives no compensation for maintaining custody of assets (other than brokerage or commission charges for executing futures contracts).

J.P. Morgan Clearing Corp. (“JPM”), 383 Madison Avenue, New York, New York, 10179 is a futures commission merchant and serves as custodian of TIP’s assets maintained in connection with futures contracts pursuant to Rule 17f-6 under the 1940 Act. This relationship was established in 2006 with Bear Stearns Securities Corp, predecessor to JPM, and JPM receives no compensation for maintaining custody of assets (other than brokerage or commission charges for executing futures contracts).

Barclays Capital, Inc. (“Barclays”), 200 Park Avenue, New York, New York 10166, is a futures commission merchant and serves as custodian of TIP’s assets maintained in connection with futures contracts pursuant to Rule 17f-6 under the 1940 Act. This relationship was established in 2008 and Barclays receives no compensation for maintaining custody of assets (other than brokerage or commission charges for executing futures contracts).

UBS Securities LLC (“UBS”), One North Wacker Drive, Chicago, IL 60606, is a futures commission merchant and serves as custodian of TIP’s assets maintained in connection with futures contracts pursuant to Rule 17f-6 under the 1940 Act. This relationship was established in 2011 and UBS receives no compensation for maintaining custody of assets (other than brokerage or commission charges for executing futures contracts).

Morgan Stanley & Co. LLC (“Morgan Stanley”), One New York Plaza, 7th Floor, New York, NY 10004, is a futures commission merchant and serves as custodian of TIP’s assets maintained in connection with futures contracts pursuant to Rule 17f-6 under the 1940 Act. This relationship was established in 2011 and Morgan Stanley receives no compensation for maintaining custody of assets (other than brokerage or commission charges for executing futures contracts).

TIFF Investment Program Statement of Additional Information

Legal Counsel.  Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, is TIP’s legal counsel, for which it is compensated directly by TIP.

Independent Registered Public Accounting Firm.  Ernst & Young LLP, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, serves as TIP’s independent registered public accounting firm.

Financial Statements

The funds’ audited Financial Statements, including the Financial Highlights, for the year ended December 31, 2013, appearing in the annual report to members and the report thereon of Ernst & Young LLP, independent registered public accounting firm, appearing therein, are hereby incorporated by reference in this SAI.

Description of Indices

Overview.  This section describes the various indices referenced in the prospectus and SAI. The indices described below will be used to gauge the performance of individual funds and individual money managers, with certain money managers’ fees tied directly to the money managers’ returns relative to the returns produced by their respective indices (hereinafter referred to as “benchmarks”). The following information with respect to each index has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

Explanation of How Indices Will Be Used.  The table below denotes the index relevant to those money managers whose compensation will be tied to their relative performance. As shown, in some cases the money managers have comparative indices different than the overall benchmark of the funds.

Fund/Money Manager	Index
Multi-Asset Fund	CPI + 5% and MAF Constructed Index (described in prospectus)
AJO, LP	S&P 500 Index
Amundi Smith Breeden, LLC	Barclays US Government Inflation-Linked Bond Index; 1-month LIBOR (plus a designated spread)
Brookfield Investment Management Inc.	FTSE EPRA/NAREIT Developed Index
Glenhill Capital Advisors, LLC	Russell 3000 Index
Marathon Asset Management, LLP	MSCI Emerging Markets Index; MSCI EAFE Index
Mission Value Partners, LLC	CPI (plus a designated spread)
Shapiro Capital Management LLC	Russell 2000 Index

The intent of performance-based fee arrangements entailing benchmarks that are narrower than the overall benchmark for MAF is to compensate managers fairly based on their performance relative to benchmarks that reflect adequately their particular focus and investment disciplines. For example, although MAF’s overall benchmarks are CPI + 5% and the MAF Constructed Index, Brookfield Investment Management invests substantially all of its segment of the fund in a global portfolio of real estate-related investments, and it is both fairer to this money manager and in MAF’s best interests to tie this money manager’s fees to its performance relative to FTSE EPRA/NAREIT Developed Index rather than to the CPI + 5% or the MAF Constructed Index. Although compensating managers based on their performance relative to performance benchmarks that are narrower than those of MAF may mean that some managers will receive relatively high fees even if MAF underperforms its overall benchmarks, careful structuring of fee arrangements and careful allocation of assets among money managers can reduce the probabilities that the fund will fail to meet its performance objective.

Explanation of “Capitalization Weighting.”  Several of the indices described below are “capitalization weighted.” Capitalization weighting is a method of weighting each component security in an index by its market value (also commonly referred to as “capitalization”) so that it will influence the index in proportion to its respective size. The price of any stock multiplied by the number of shares outstanding gives the current market value for that particular issue. This market value determines the relative importance of the security.

TIFF Investment Program Statement of Additional Information

Market values for individual stocks are added together to obtain their group market value. With respect to fixed income indices, the term “capitalization weighting” is seldom used, but the method used to prepare such indices resembles capitalization weighting in the sense that each issue’s weighting in the index reflects the total outstanding market value of that issue as of the measurement date. This method is sometimes referred to as “market value weighting.”

Multi-Asset Fund Benchmarks.  MAF seeks to achieve a total return (price appreciation plus dividends and interest income) net of expenses that, over a majority of market cycles, exceeds inflation, as measured by the Consumer Price Index, plus 5% per annum. The Consumer Price Index is a widely recognized measure of US inflation, representing changes in the prices paid by consumers for a representative basket of goods and services. CPI+5% per annum was selected as the primary benchmark for MAF because it reflects the two-fold objectives of maintaining an endowment’s purchasing power (i.e., keeping pace with inflation) while complying with the 5% payout requirement to which most TIP members are subject.

To facilitate assessment of active strategies employed by the fund, the fund also measures its performance against the MAF Constructed Index. As of April 1, 2013, the Constructed Index will comprise the following asset segments: 51% MSCI All Country World Index; 6% Barclays US High Yield 2% Issuer Capped Index; 5% FTSE EPRA/NAREIT Developed Index; 5% Bloomberg Commodity Index Total Return; 10% Barclays US Breakeven Inflation Aggregate Index; 10% Barclays US Government Inflation-Linked Bond Index; and 13% BofA Merrill Lynch US 6-Month Treasury Bill Index. The Constructed Index segment weights are rebalanced by TAS at each quarter end for periods beginning July 1, 2009, and were rebalanced monthly prior to that date.

Performance of the Constructed Index generated after June 30, 2009 is reduced by 20 basis points per annum, prorated monthly.  This reduction reflects an estimate of the costs of investing in the Constructed Index’s segments through index funds or other instruments and is designed to facilitate a comparison of passive investment strategies with active portfolio management. (One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses.) The reported performance of the Constructed Index would increase in the absence of a 20 basis point reduction. The Constructed Index has changed on various occasions since MAF’s inception in 1995. Historical performance for the Constructed Index is not adjusted when the composition of the Constructed Index changes. Therefore, past performance reflects the Constructed Index’s allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated.

The fund also measures its performance against a 65/35 Mix blended index benchmark that consists of 65% MSCI All Country World Index and 35% Barclays US Aggregate Bond Index. Weights are rebalanced by TAS at each quarter-end; weightings before July 1, 2009, reflect month-end rebalancing.

Common Stock Indices

MSCI All Country World Index.  The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of November 27, 2013, the MSCI All Country World Index consisted of companies traded on stock markets in 44 countries. Unlike certain other broad-based indices, the number of stocks included in the MSCI All Country World Index is not fixed and may vary to enable the index to continue to reflect the primary home markets of the constituent countries.

MSCI EAFE Index.  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index.  The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. As of November 27, 2013, the Index consisted of the following 21 emerging market country indices: Brazil, Chile,

TIFF Investment Program Statement of Additional Information

China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI World Index.  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of November 27, 2013, the Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

US Common Stock Indices

Russell 2000 Index.  The Russell 2000 Index is a market capitalization weighted index that measures the performance of the small-cap segment of the US equity universe. The index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000 Index.  The Russell 3000 Index is a market capitalization weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market.

S&P 500 Index.  The S&P 500 Index includes 500 companies in leading industries of the US economy, capturing 75% coverage of US equities. The S&P 500 Index is maintained by the S&P Index Committee, based on published guidelines governing additions to and removal from the index. Criteria for index additions include US companies, market capitalization in excess of $4 billion, public float, financial viability, adequate liquidity and reasonable price, sector representation, and company type. Criteria for index removals include violating or no longer meeting one or more criteria for index inclusion.

Bond Indices

Barclays US High Yield 2% Issuer Capped Bond Index.  The Barclays US High Yield 2% Issuer Capped Bond Index covers the US dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. To be eligible for this index, bonds must also have at least one year to final maturity and at least $150 million outstanding par value. This index limits issuer exposures to 2% of the total market value of the index, and any excess market value is redistributed to the issuers below the cap on a pro rata basis. The index is rebalanced monthly.

Barclays US Aggregate Bond Index.  The Barclays US Aggregate Bond Index covers the US dollar-denominated, investment grade, fixed-rate, taxable bond market. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS sectors. This index is a component of the US Universal index in its entirety.

Barclays US Breakeven Inflation Aggregate Index.  The Barclays US Breakeven Inflation Aggregate Index is designed to provide a benchmark for investors seeking to track the “breakeven” rate of inflation in the United States by capturing the return of simultaneous long positions in US TIPS across the entire term structure of the TIPS market and short positions in corresponding comparable nominal US Treasury bonds (traditional US Treasury bonds paying a fixed rate of interest). The index also includes a return on cash lent to facilitate the short transactions. The “breakeven” rate of inflation is the level of inflation required for TIPS to approximate the performance of nominal US Treasury bonds with equivalent duration. The index is rebalanced monthly.

Barclays US Government Inflation-Linked Bond Index.  The Barclays US Government Inflation-Linked Bond Index measures the performance of the TIPS market. The index includes TIPS with one or more years remaining to maturity on the index rebalancing date (the last calendar day of each month) and total outstanding issue size of $500 million or more. Bonds must be capital-indexed and linked to an eligible inflation index.

TIFF Investment Program Statement of Additional Information

The bonds are denominated in US dollars and pay coupon and principal in US dollars. The notional coupon of a bond must be fixed or zero and the bond must settle on or before the monthly rebalancing date to be eligible for the index.

Real Estate Indices

MSCI US REIT Index.  The MSCI US REIT Index is a free float-adjusted market capitalization weighted index comprising investable equity real estate investment trusts (REITs), other than certain specialty equity REITs, and is designed to be a measure of real estate equity performance.

FTSE EPRA/NAREIT Developed Index.  The FTSE EPRA/NAREIT Developed Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of listed real estate companies and REITS in developed markets worldwide, principally North America, Europe and Asia. The European Public Real Estate Association (EPRA) represents the European public real estate sector. The National Association of Real Estate Investment Trusts (NAREIT) is the trade association for REITs and publicly traded real estate companies in the US.

Short-Term Indices

BofA Merrill Lynch US 6-Month Treasury Bill Index.  The BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Commodity Indices

Bloomberg Commodity Index Total Return.  The Bloomberg Commodity Index Total Return (formerly referred to herein as the Dow-Jones Commodity Index prior to July 1, 2014) comprises futures contracts on 22 exchange-traded physical commodities. The index reflects the return on fully collateralized futures positions and on cash collateral invested in 13-week US Treasury bills. Futures contracts are rolled prior to maturity. The index is subject to certain diversification rules, which are applied annually, and is re-balanced annually on a price-percentage basis in order to maintain diversified commodities exposure over time.

TIFF Investment Program Statement of Additional Information
Appendix A — Quality Rating Descriptions

Standard & Poor’s Ratings Services

Long-Term Issue Credit Ratings

AAA.  An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA.  An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A.  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB.  An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB and Lower.  Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB.  An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B.  An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC.  An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC.  An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C.  An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D.  An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR.  This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

TIFF Investment Program Statement of Additional Information

Short-Term Issue Credit Ratings

A-1.  A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2.  A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3.  A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B.  A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C.  A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D.  A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale

Aaa.  Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa.  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A.  Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa.  Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba.  Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B.  Obligations rated B are considered speculative and are subject to high credit risk.

Caa.  Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca.  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C.  Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the odifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

TIFF Investment Program Statement of Additional Information

Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1.  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2.  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3.  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP.  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings

Fitch Ratings’ credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Issuer Long-Term Credit Rating Scales

AAA:  Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:  Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:  High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:  Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB:  Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B:  Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC:  Substantial credit risk. Default is a real possibility.

CC:  Very high levels of credit risk. Default of some kind appears probable.

TIFF Investment Program Statement of Additional Information

C:  Exceptionally high levels of credit risk Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD:  Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.

D:  Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

Short-Term Ratings

Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1.  Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2.  Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3.  Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B.  Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C.  High short-term default risk. Default is a real possibility.

TIFF Investment Program Statement of Additional Information

RD:  Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

D.  Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

TIFF Investment Program Statement of Additional Information
Appendix B — Proxy Voting Policies and Procedures

Preface.  In January 2003, the SEC adopted a new rule that requires registered investment advisors that have voting authority over client securities to adopt written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of the clients. The purpose of the rule is to ensure that registered advisors satisfy their fiduciary obligations to their clients and avoid material conflicts of interest when voting proxies.

Policy.  Pursuant to this rule, the TIFF Investment Program (TIP) board adopted the following policy with respect to the voting of proxies on securities held by the funds:

•	In general, the funds will vote in accordance with the proxy voting recommendations of Institutional Shareholder Services (ISS), except in “share blocking” countries as discussed below.
•	ISS posts its recommendations on its “VoteX” website in advance of a vote deadline. TIFF Advisory Services (TAS) monitors all pending votes, paying particular attention to categories 4, 5, and 6, i.e., those that are more material in nature. The ISS category definitions are summarized as follows:
1.	Election of directors (except for proxy contests); fix number of directors; ratification of auditors; name change; change in date or time of meeting; adjourn meeting; other business
2.	Employee stock purchase plans; increase in stock (except for private placements); reverse stock splits; standard corporate governance provisions (declassifying the board, super-majority votes, etc.); social/environmental/human rights proposals; standard mutual fund proposals (except for advisory agreements, proposals to open-end the fund)
3.	Compensation plans
4.	Private placements; formation of a holding company; anti-takeover proposals (poison pills, fair price provisions, etc.); reincorporation; director and officer liability indemnification; conversion of securities; liquidation of assets; mutual fund advisory agreements
5.	Mergers; acquisitions; sale of assets; conversion of a closed-end fund to open-end; reorganization; restructuring
6.	Proxy contests
•	TAS votes all proxies in conformity with ISS recommendations, except that:
•	A money manager that is an ISS client may challenge an ISS recommendation it disagrees with by communicating in writing (which may take the form of an email) to TAS. Because money managers that are not ISS clients do not have access to the ISS recommendations, these managers may recommend a vote for or against a proxy item by communicating in writing (which may take the form of an email) to TAS. Where the challenge arrives or is resolved after the cutoff date as it applies to TAS, votes may be handled manually and are therefore on a best efforts basis.
•	The manager’s written communication must explain the manager’s reasons for wishing to vote the proxy against the ISS recommendation. The manager should also state if it believes that there are any potential conflicts of interest in connection with the proxy vote.
•	TAS will evaluate the manager’s arguments and either grant or deny the manager’s request. TAS will not accept a manager’s request to depart from an ISS recommendation in any case in which TAS believes such a departure would represent a material conflict of interest between TAS or the money manager and TIP.
•	Given TAS’s position that the inherent risks associated with voting in a share blocking country may outweigh the benefits of acting on a manager’s recommendation to vote the issue, TAS will abstain from votes in a share blocking country unless a money manager requests in writing that

TIFF Investment Program Statement of Additional Information
TAS vote on an issue. In such case, TAS will vote only those shares held in that manager’s portfolio and will abstain from voting shares of the security held by other managers. The manager whose shares are voted recognizes it will be subject to any regulations or limitations placed on those shares.
•	TAS may refrain from voting a particular proxy when TAS concludes that the costs associated with voting that proxy may outweigh the potential benefits to the TIP portfolios (e.g., certain cases of share blocking issues as discussed above).
•	Records of all proxy votes are archived with Votex. TIP maintains written records of all proxy summaries, and any money manager challenges to an ISS recommendation for a period of six years, the first two years in an easily accessible place.
•	Notwithstanding the foregoing, TAS may depart from ISS recommendations anytime it concludes that it is in the best interest of the shareholders. TIP will maintain a written record of each such departure. This record shall include an affirmation that the departure does not represent a conflict of interest between the funds and TAS.

This policy was communicated in writing to the money managers in accordance with SEC regulations.

TIFF Investment Program Statement of Additional Information
Appendix C — Portfolio Managers

Other Accounts Managed (as of 12/31/2013)

Portfolio Managers	RICs		Pooled Funds		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)
MULTI-ASSET FUND
TAS
Laurence Lebowitz	1	$165	29	$5,310	10	$1,414
Trevor Graham	0	$0	3	$3,341	0	$0
John Thorndike	1	$165	3	$3,341	0	$0
SHORT-TERM FUND
TAS
Laurence Lebowitz	1	$6,702	29	$5,310	10	$1,414
John Thorndike	1	$6,702	3	$3,341	0	$0
Jessica Toal	0	$0	0	$0	0	$0

Other Accounts Managed with a Performance-Based Advisory Fee (as of 12/31/2013)

Portfolio Managers	RICs		Pooled Funds		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)	Number of Accounts	Total Assets of Accounts Managed ($million)
MULTI-ASSET FUND
TAS
Laurence Lebowitz	0	$0	25	$4,177	0	$0
Trevor Graham	0	$0	2	$2,242	0	$0
John Thorndike	0	$0	2	$2,242	0	$0

SHORT-TERM FUND
TAS
Laurence Lebowitz	0	$0	25	$4,177	0	$0
John Thorndike	0	$0	2	$2,242	0	$0
Jessica Toal	0	$0	0	$0	0	$0

TIFF Investment Program Statement of Additional Information

Portfolio Manager Compensation (as of 12/31/2013)

MULTI-ASSET FUND
TAS
Portfolio Managers: Laurence Lebowitz Trevor Graham John Thorndike
Compensation Structure	Salary Bonus Plan Retirement Plan
Specific Criteria	Salary is fixed.
Bonus – Bonuses are awarded on a discretionary basis taking into consideration three primary components — individual performance, group performance, and firm performance. A fraction — which increases as a function of total compensation — of the investment staff’s annual performance-related bonus is deferred, subject to a multi-year vesting schedule. During the deferral period, the bonus amount is subject to the performance of TIFF’s two core endowment strategies, including MAF. The overall bonus pool from which discretionary bonus awards are made to participating staff is established based on a number of factors, including absolute and relative performance of MAF and other funds managed by TAS and its affiliates; market conditions; financial results of TAS, including affordability; base salaries; and qualitative aspects of TAS’s and the participating staff’s performance.
Difference in Compensation Methodology Between TIP and Other Accounts Managed	None

TIFF Investment Program Statement of Additional Information

SHORT-TERM FUND
TAS
Portfolio Managers: Laurence Lebowitz John Thorndike Jessica Toal
Compensation Structure	Salary Bonus Plan Retirement Plan
Specific Criteria	Salary is fixed.
Bonus – Bonuses are awarded on a discretionary basis taking into consideration three primary components — individual performance, group performance, and firm performance. A fraction — which increases as a function of total compensation — of the investment staff’s annual performance-related bonus is deferred, subject to a multi-year vesting schedule. During the deferral period, the bonus amount is subject to the performance of TIFF’s two core endowment strategies, including MAF. The overall bonus pool from which discretionary bonus awards are made to participating staff is established based on a number of factors, including absolute and relative performance of MAF and other funds managed by TAS and its affiliates; market conditions; financial results of TAS, including affordability; base salaries; and qualitative aspects of TAS’s and the participating staff’s performance.
Difference in Compensation Methodology Between TIP and Other Accounts Managed	None

Ownership of Fund Securities (as of 12/31/2013)

Portfolio Manager	Dollar Range of Equity Securities in Fund Beneficially Owned by the Portfolio Manager
Laurence Lebowitz	Multi-Asset Fund – None Short-Term Fund – None
Trevor Graham	Multi-Asset Fund – None Short-Term Fund – None
John Thorndike	Multi-Asset Fund – $50,000-$100,000 Short-Term Fund – $1-$10,000
Jessica Toal	Multi-Asset Fund – None Short-Term Fund – None

THE INVESTMENT FUND FOR FOUNDATIONS Pursuing investment excellence on behalf of endowed non-profits
Office Locations Metro Boston, MA (Cambridge) Metro Philadelphia, PA (Radnor) Mailing Address 170 N. Radnor Chester Road, Suite 300 Radnor, PA 19087
Phone: Fax: Website:	610-684-8200 610-684-8210 www.tiff.org
Electronic mail inquiries: Services offered by TIFF: Member-specific account data:	info@tiff.org memberservices@tiff.org

For further information about any of TIFF’s services, please contact TIFF at the coordinates furnished above. The funds are distributed by Quasar Distributors, LLC.

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